UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05235

Nuveen California Municipal Value Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 29

Date of reporting period: February 29, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report February 29, 2016

NCA
Nuveen California Municipal Value Fund, Inc.

NCB
Nuveen California Municipal Value Fund 2

NKX
Nuveen California AMT-Free Municipal Income Fund

NAC
Nuveen California Dividend Advantage Municipal Fund

NVX
Nuveen California Dividend Advantage Municipal Fund 2

NZH
Nuveen California Dividend Advantage Municipal Fund 3

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Manager's Comments	5

Fund Leverage	10

Common Share Information	12

Risk Considerations	14

Performance Overview and Holding Summaries	15

Shareholder Meeting Report	21

Report of Independent Registered Public Accounting Firm	23

Portfolios of Investments	24

Statement of Assets and Liabilities	77

Statement of Operations	79

Statement of Changes in Net Assets	81

Statement of Cash Flows	83

Financial Highlights	84

Notes to Financial Statements	92

Additional Fund Information	106

Glossary of Terms Used in this Report	107

Reinvest Automatically, Easily and Conveniently	109

Board Members & Officers	110

Nuveen Investments	3

Chairman's Letter to Shareholders
Dear Shareholders,
The financial markets saw an increase in volatility over the past year. Global economic growth has continued to look fragile, led by China's ongoing slowdown and stagnant growth in Europe and Japan. By contrast, the U.S. economy's modest recovery stayed on pace. However, concerns about downside risks to U.S. economic growth were heightened in early 2016 amid a weak global growth outlook and churning stock markets. In addition to the challenging economic backdrop, the persistent decline of oil prices and a rally in the U.S. dollar dampened U.S. corporate earnings growth, further contributing to an uncertain outlook.
For most of 2015, the U.S. Federal Reserve postponed the first increase to its main policy interest rate, which tended to boost risky assets and weigh on longer-term bond yields at points throughout the year. However, volatility rose in the late spring amid Greece's turbulent negotiations with its European Union creditors. Not soon after, China's stock market crashed amid worries about its decelerating economy and a loss of confidence in its policy makers. Conditions turned more favorable in the fall, as the Fed delayed its rate hike again in October, the European Central Bank appeared poised for further easing and China administered another round of stimulus measures. By the time the Fed announced the rate hike in December, the move was widely expected and had very little market impact.
Although volatility spiked in early 2016, conditions have generally improved since mid-February 2016. Global growth expectations remain subdued, but investors have gained more confidence that the Fed's interest rate increases will be gradual, oil prices appear more stable, the U.S. dollar has weakened and the U.S. economy continues to look fairly resilient. Consumer spending, which represents roughly two-thirds of the economy, continues to be supported by the meaningful improvement in the labor market, wage growth and cheaper gas prices.
The global markets may continue seeing bouts of market turbulence this year. While short-term volatility can be uncomfortable for investors, these periods can also provide opportunities. The experienced investment professionals working for you at Nuveen continue to seek upside potential and manage downside risks, whether markets are rising or falling. We also encourage you to contact your financial advisor, who can help you develop a plan to weather short-term price swings, while remaining consistent with your investment goals, time horizon and risk tolerance.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
April 25, 2016

4	Nuveen Investments

Portfolio Manager's Comments
Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Nuveen California AMT-Free Municipal Income Fund (NKX)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio manager Scott R. Romans, PhD, reviews U.S. economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of these Nuveen California Municipal Funds. Scott has managed NCA, NKX, NAC, NVX and NZH since 2003 and NCB since its inception in 2009.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended February 29, 2016?
The U.S. economy grew at an overall moderate pace during the twelve-month reporting period. Harsh winter weather and a West coast port strike weighed on growth in the first quarter of 2015, but those factors proved temporary. Rebounding economic activity in the second quarter was followed by a mediocre advance in the latter half of the year. Real gross domestic product (GDP), which is the value of the goods and services produced by the nation's economy less the value of the goods and services used up in production, adjusted for price changes, increased at an annual rate of 1.4% in the fourth quarter of 2015, as reported by the "third" estimate of the Bureau of Economic Analysis, down from 2.0% in the third quarter.
The labor and housing markets were among the bright spots in the economy during the reporting period, as both showed steady improvement. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.9% in February 2016 from 5.5% in February 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P/Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.4% annual gain in January 2016 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.1% and 5.7%, respectively.
With GDP growth averaging around 2% for the previous four quarters, the U.S. economic recovery continued to underwhelm. Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from lower gasoline prices and an improving jobs market. Pessimism about the economy's future and lackluster wage growth likely contributed to consumers' somewhat muted spending. The sharp decline in energy prices and tepid wage growth also weighed on inflation during this reporting

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Manager's Comments (continued)
period. The Consumer Price Index CPI rose 1.0% over the twelve-month period ended February 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.3% during the same period, the largest twelve-month gain since May 2012 and slightly above the Fed's unofficial longer term inflation objective of 2.0%.
Business investment was also rather restrained. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Energy, materials and industrials companies were hit particularly hard by the downturn in natural resource prices, as well as the expectation of rising interest rates, which would make their debts more costly to service. With demand waning, companies, especially in the health care and technology sectors, looked to consolidations with rivals as a way to boost revenues. Merger and acquisition deals, both in the U.S. and globally, reached record levels in the calendar year 2015.
Although the current expansion continued to look subpar relative to past recoveries, the U.S. Federal Reserve (Fed) believed the economy was strong enough to begin the withdrawal of its stimulus policies. After winding down its bond buying program, known as quantitative easing, in October 2014, the Fed began telegraphing its intention to raise the target federal funds rate some time in 2015. The Fed had held the fed funds rate near zero since December 2008. However, the timing of its first rate hike was uncertain, particularly as the inflation rate stayed stubbornly low and signs of global economic weakness, notably from China, merited caution.
After delaying the rate change at each prior meeting in 2015, the Fed announced in December 2015 that it would raise its main policy interest rate by 0.25%. The news had a relatively muted impact on the financial markets, as the move was widely expected. Although the Fed continued to emphasize future rate increases would be gradual, uncertainties lingered. Given the fragility of the global economy and concerns about the U.S.'s lackluster growth, the Fed seemed more than likely to remain on hold in the near term. Not surprisingly, the Fed kept its target rate unchanged at its January policy meeting.
In the broad municipal bond market, yields ended the twelve-month reporting period slightly below where they started, although their downward path was not a straight line. For most of the period, the generally improved condition of the U.S. economy and expectation of rising interest rates propelled municipal bond yields higher. However, after the Fed's first rate hike, subsequent rate hikes seemed unlikely in the near future as the pace of the U.S. economic recovery remained below average and weakness lingered abroad, especially in Europe and China. This helped renew demand for municipal bonds, bolstering prices and weighing on yields (as bond prices and yields move in opposite directions) in the final months of the reporting period.
The municipal market's supply-demand balance was generally favorable over this reporting period. Issuance was unusually strong at the beginning of 2015, fueling concerns about potential oversupply conditions. Over the twelve months ended February 29, 2016, municipal bond issuance nationwide totaled $349.2 billion, an increase of 9.8% from the issuance for the twelve-month period ended February 28, 2015. To articulate, gross municipal bond nationwide issuance is up. The surge in gross issuance is due mostly to increased refunding deals as issuers have been actively and aggressively refunding their outstanding debt given the very low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this has been an overall positive technical factor on municipal bond investment performance.
At the same time, regulatory changes, increased risk aversion and expectations for rising interest rates have encouraged bond dealers, typically brokers and banks, to reduce the size of their inventories in recent years. By holding smaller amounts of bonds on their books, dealers seek to mitigate their exposure to bonds that could potentially be worth less or be more difficult to sell in the future. Banks have reduced their participation in the markets in order to hold fewer bonds on their balance sheets. As a result, there has been less liquidity in the marketplace, which contributed to periods of increased price volatility.

6	Nuveen Investments

How were the economic and market environments in California during the twelve-month reporting period ended February 29, 2016?
California's economy is the largest in the United States and ranks eighth in the world according to the International Monetary Fund. Job growth continues to increase faster than the nation, driven by high technology, international trade and tourism but also supplemented by better residential construction and real estate conditions. As a result, the state's unemployment rate improved to 5.5% as of February 2016, down from 6.7% the year prior and the gap between the state and the nation's 4.9% unemployment rate is narrowing. According to the S&P/Case-Shiller Index, home prices in San Diego, Los Angeles and San Francisco rose 6.9%, 6.9% and 10.5%, respectively, over the twelve months ended January 2016 (most recent data available at the time this report was prepared) compared with an average increase of 5.4% nationally. California entered its fifth straight year of drought conditions resulting in the Governor issuing mandatory water cuts. El Nino storms since December 2015 have provided some relief, but a full recovery from the drought will require more rain and snowfall. Agriculture is exempt from the mandate. Although farms consume 80% of California's water, they only generate 2% of the state's economic activity. The most significant economic risk would be a slowdown in California's home building industry, which is a major part of the state's economy. In looking at the impact of the drought more broadly, the non-partisan Legislative Analyst Office says the drought is not likely to have a significant effect on California's economy or state government revenues in the short term.
The enacted Fiscal 2016 budget is 0.8% higher than the revised estimate for Fiscal Year 2015. Strong revenue growth due to a recovering economy and the passage of Proposition 30 (increases state sales and personal income taxes temporarily) have aided in the State's fiscal recovery. For Fiscal Year 2016-2017, the proposed General Fund Governor's Budget totals $122.6 billion. The proposed budget echoes Governor Brown's recurring theme since he took office in 2011 to maintain a cautious approach to managing the state's finances. The proposal, which after meeting the constitutional requirements for reserve deposits and increase spending on education, calls for an extra deposit into the Rainy Day Fund and one-time infrastructure spending from discretionary resources. On July 2, 2015, S&P upgraded its rating on California general obligation (GO) debt to "AA-/STABLE" from "A+/CreditWatch Positive." Moody's upgraded the State GO to Aa3 with stable outlook from A1 in June 2014. During the twelve months ended February 29, 2016, municipal issuance in California totaled $52.9 billion, an 8% gross issuance increase over the prior twelve months. For this reporting period, California was the largest state issuer in the nation, representing approximately 13.4% of total issuance nationwide.
What key strategies were used to manage these California Funds during the twelve-month reporting period ended February 29, 2016?
The broad municipal bond market enjoyed positive performance during the twelve-month reporting period overall. In general, California municipal bonds outpaced the overall municipal market return for the reporting period. California's economy continued to improve, as a declining unemployment rate and legislative changes improved the state's overall financial health and credit conditions. Additionally, investors seeking greater yield potential continued to bolster demand for California municipal bonds, which helped credit spreads contract during this reporting period.
We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds' investment objectives. Generally speaking, throughout this reporting period, the Funds maintained their overall positioning strategies in terms of duration and yield curve positioning, credit quality exposures and sector allocations. We've also continued to be more cautious in selecting individual securities. As investor demand for municipal securities has increased and created a slight supply-demand imbalance, we've started to see underwriters bring new issues to market that are structured with terms more favorable to the issuer and perhaps less advantageous to the investor than in the recent past. We believe this shift in the marketplace merits extra vigilance on our part to ensure that every credit considered for the portfolio offers adequate reward potential for the level of risk to the bondholder. In cases where our convictions have been less certain, we've sought compensation for the additional risk or have passed on the deal all together.

Nuveen Investments	7

Portfolio Manager's Comments (continued)
To keep the Funds fully invested, we continued to focus on purchasing bonds in areas of the market that we expected to perform well as the economy continued to improve. We emphasized intermediate and longer maturities, lower rated credits and sectors offering higher yields. To fund these purchases, we generally reinvested the proceeds from called and maturing bonds. In some cases, we sold bonds that we believed had deteriorating fundamentals or could be traded for a better relative value, as well as selling short-dated, higher quality issues that we tend to hold over short timeframes as a source of liquidity.
We continued to find opportunities to purchase bonds in both the primary and secondary markets that helped keep the Funds fully invested. Overall, our emphasis in purchase activity was on relative value and credit quality, rather than sector. We found the most relative value in the A rated category, which included additions in the higher education and health care sectors, as these sectors tend to have a higher proportion of A rated credits. Especially in the primary market, A rated bonds featured better pricing relative to BBB and AA rated credits.
We continued to be more selective within the lower credit quality segments of the market (BBB and below investment grade), as yield spreads on lower rated bonds began to tighten. For example, we participated in some newly issued land-secured bonds that we believe offered relative values that were especially compelling. We also maintained the Funds' overweight tobacco exposures. Tobacco bonds continued to offer attractive yields for what we believe is a relatively moderate level of credit risk and good relative value, even after the sector's recently strong performance. In some of the Funds, we sold tobacco bonds to buy structures with similar income distribution profiles but less risk.
In addition, we continued to replace some of the 4% and 5% coupon bonds that had been bought at significant premiums for similar structures offering better relative value. These transactions helped bolster the Funds' income distribution capabilities, as well as improve the tax efficiency of the overall portfolios.
One of the shorter-term, more tactical strategies we implemented during this reporting period included increasing exposure to higher grade, higher liquidity bonds (primarily AA rated). These positions helped keep the Funds fully invested and were intended as short-term holdings that could be easily sold when proceeds were needed to fund a new purchase.
As of February 29, 2016, all six of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the twelve-month reporting period ended February 29, 2016?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total returns for the one-year, five-year, ten-year and/or since inception periods ended February 29, 2016. Each Fund's returns on common share net asset value (NAV) are compared with the performance of corresponding market indexes and Lipper classification average.
For the twelve months ended February 29, 2016, the total returns at common share NAV for all six of these Funds exceeded the return for the S&P Municipal Bond California Index as well as that for the national S&P Municipal Bond Index. For this same period, NKX, NAC, NVX and NZH outperformed the average return for the Lipper California Municipal Debt Funds Classification Average, while NCA and NCB trailed this Lipper California average.
The main contributor to the Funds' relative performance during this reporting period was yield curve and duration positioning. We continued to overweight the longer parts of the yield curve with corresponding underweights to the shorter end of the curve, which resulted in longer durations than the municipal market in general. This positioning was advantageous in this reporting period as intermediate- and longer-dated bonds generally outperformed shorter-dated bonds.
The Funds' credit quality exposures also contributed positively, although to a lesser extent than yield curve and duration positioning. Lower rated municipal bonds outperformed higher-rated bonds during this reporting period, as the low interest rate environment continued to propel investor demand for yield. The Funds were positioned with overweight allocations to the outperforming A, BBB, below investment grade and non-rated categories and with underweight allocations to the underperforming AA and AAA rated categories. These tilts were advantageous to performance during this reporting period.

8	Nuveen Investments

An Update Involving Puerto Rico
As noted in the Funds' previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds' holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico's continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island's debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law.
In terms of Puerto Rico holdings, shareholders should note that NVX had 1.71%, NCB had no exposure and the other four Funds had allocations of less than 1% at the end of the reporting period, all of which are insured or escrowed to maturity. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody's, S&P and Fitch, respectively, with negative outlooks.

Nuveen Investments	9

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds' use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. NCA and NCB do not use regulatory leverage. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of the Funds over this reporting period. For NCA, the impact was less due to the low level of leverage used in the Fund.
As of February 29, 2016, the Funds' percentages of leverage are as shown in the accompanying table.

	NCA	NCB	NKX	NAC	NVX	NZH
Effective Leverage*	1.58%	9.56%	32.36%	34.61%	31.30%	37.33%
Regulatory Leverage*	0.00%	0.00%	29.81%	28.86%	29.25%	30.75%

*
Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

10	Nuveen Investments

THE FUNDS' REGULATORY LEVERAGE
As of February 29, 2016, the following Funds have issued and outstanding Institutional MuniFund Term Preferred (iMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table. As mentioned previously, NCA and NCB do not use regulatory leverage.

	iMTP Shares		VRDP Shares
		Shares		Shares
		Issued at		Issued at
		Liquidation		Liquidation
	Series	Preference	Series	Preference	Total
NKX	2018	$36,000,000	2	$35,500,000
			3	$42,700,000
			4	$109,000,000
			5	$104,400,000
		$36,000,000		$291,600,000	$327,600,000
NAC	—	—	1	$136,200,000
			2	$91,000,000
			3	$49,800,000
			4	$105,600,000
			5	$158,900,000
			6	$158,100,000
				$699,600,000	$699,600,000
NVX	—	—	1	$98,000,000	$98,000,000
NZH	—	—	1	$160,000,000	$160,000,000
Refer to Notes to Financial Statements, Note 4 — Fund Shares, Preferred Shares for further details on iMTP and VRDP Shares and each Fund's respective transactions.

Nuveen Investments	11

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of February 29, 2016. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investment value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NCA	NCB	NKX	NAC	NVX	NZH
March 2015	$0.0390	$0.0650	$0.0720	$0.0800	$0.0700	$0.0670
April	0.0390	0.0650	0.0720	0.0800	0.0700	0.0670
May	0.0390	0.0650	0.0720	0.0800	0.0700	0.0670
June	0.0390	0.0650	0.0720	0.0760	0.0700	0.0670
July	0.0390	0.0650	0.0720	0.0760	0.0700	0.0670
August	0.0390	0.0650	0.0720	0.0760	0.0700	0.0670
September	0.0390	0.0650	0.0720	0.0760	0.0675	0.0670
October	0.0390	0.0650	0.0720	0.0760	0.0675	0.0670
November	0.0390	0.0650	0.0720	0.0760	0.0675	0.0670
December	0.0390	0.0650	0.0720	0.0760	0.0675	0.0670
January	0.0390	0.0650	0.0720	0.0760	0.0675	0.0670
February 2016	0.0390	0.0650	0.0720	0.0760	0.0675	0.0670
Total Monthly Per Share Distributions	$0.4680	$0.7800	$0.8640	$0.9240	$0.8250	$0.8040
Ordinary Income Distribution*	$0.0038	$0.0290	$0.0047	$0.0052	$0.0060	$0.0031
Total Distributions from Net Investment Income	$0.4718	$0.8090	$0.8687	$0.9292	$0.8310	$0.8071
Total Distributions from Long-Term Capital Gains*	$—	$0.2327	$—	$—	$—	$—
Total Distributions	$0.4718	$1.0417	$0.8687	$0.9292	$0.8310	$0.8071

Yields
Market Yield**	4.34%	4.41%	5.53%	5.76%	5.19%	5.52%
Taxable-Equivalent Yield**	6.65%	6.75%	8.47%	8.82%	7.95%	8.45%

*	Distribution paid on December 2015.

**
Market Yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of February 29, 2016, the Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.

12	Nuveen Investments

All monthly dividends paid by each Fund during the current reporting period, were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
COMMON SHARE REPURCHASES
During August 2015, the Funds' Board of Directors/Trustees reauthorized an open–market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of February 29, 2016, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired common shares as shown in the accompanying table.

	NCA	NCB	NKX	NAC	NVX	NZH
Common shares cumulatively repurchased and retired	—	—	—	—	50,700	12,900
Common shares authorized for repurchase	2,570,000	330,000	4,770,000	10,740,000	1,475,000	2,415,000
During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
COMMON SHARE EQUITY SHELF PROGRAMS
During the reporting period, the following Fund was authorized to issue additional common shares through its ongoing equity shelf program. Under this program, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per common share. Under the equity shelf program, the Fund is authorized to issue the following number of additional common shares.

NCA
Additional common shares authorized	2,500,000
During the current reporting period, NCA sold common shares through its equity shelf program at a weighted average premium to its NAV per common share as shown in the accompanying table.

NCA
Common shares sold through equity shelf program	1,043,028
Weighted average premium to NAV per common share sold	2.21%
OTHER COMMON SHARE INFORMATION
As of February 29, 2016, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NCA	NCB	NKX	NAC	NVX	NZH
Common share NAV	$10.56	$17.23	$16.17	$16.06	$16.06	$14.92
Common share price	$10.79	$17.70	$15.63	$15.84	$15.62	$14.56
Premium/(Discount) to NAV	2.18%	2.73%	(3.34)%	(1.37)%	(2.74)%	(2.41)%
12-month average premium/(discount) to NAV	1.25%	(3.32)%	(6.10)%	(4.04)%	(5.93)%	(6.77)%

Nuveen Investments	13

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NCA, www.nuveen.com/NCB.
Nuveen California AMT-Free Municipal Income Fund (NKX)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NKX, www.nuveen.com/NAC, www.nuveen.com/NVX, www.nuveen.com/NZH.

14	Nuveen Investments

NCA
Nuveen California Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of February 29, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 29, 2016

	Average Annual
	1-Year	5-Year	10-Year
NCA at Common Share NAV	4.81%	7.95%	5.37%
NCA at Common Share Price	6.08%	10.32%	6.35%
S&P Municipal Bond California Index	4.37%	6.74%	5.05%
S&P Municipal Bond Index	3.78%	5.63%	4.68%
Lipper California Municipal Debt Funds Classification Average	6.24%	10.50%	5.58%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.9%
Other Assets Less Liabilities	2.7%
Net Assets Plus Floating Rate Obligations	101.6%
Floating Rate Obligations	(1.6)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	22.2%
Tax Obligation/General	20.9%
U.S. Guaranteed	19.2%
Health Care	11.9%
Transportation	9.1%
Water and Sewer	5.4%
Other	11.3%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	23.1%
AA	40.2%
A	15.1%
BBB	7.9%
BB or Lower	8.4%
N/R (not rated)	5.3%
Total	100%

Nuveen Investments	15

NCB
Nuveen California Municipal Value Fund 2
Performance Overview and Holding Summaries as of February 29, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 29, 2016

	Average Annual
			Since
	1-Year	5-Year	Inception
NCB at Common Share NAV	4.57%	8.43%	8.17%
NCB at Common Share Price	12.91%	11.22%	8.16%
S&P Municipal Bond California Index	4.37%	6.74%	6.36%
S&P Municipal Bond Index	3.78%	5.63%	5.60%
Lipper California Municipal Debt Funds Classification Average	6.24%	10.50%	6.22%
Since inception returns are from 4/28/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	94.8%
Other Assets Less Liabilities	5.2%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	19.4%
Utilities	14.8%
Health Care	14.2%
U.S. Guaranteed	13.7%
Tax Obligation/General	13.3%
Consumer Staples	6.2%
Transportation	5.3%
Housing/Single Family	5.0%
Other	8.1%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	22.3%
AA	24.6%
A	34.4%
BBB	8.7%
BB or Lower	8.9%
N/R (not rated)	1.1%
Total	100%

16	Nuveen Investments

NKX
Nuveen California AMT-Free Municipal Income Fund
Performance Overview and Holding Summaries as of February 29, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 29, 2016

	Average Annual
	1-Year	5-Year	10-Year
NKX at Common Share NAV	7.09%	10.95%	6.50%
NKX at Common Share Price	12.93%	12.50%	6.88%
S&P Municipal Bond California Index	4.37%	6.74%	5.05%
S&P Municipal Bond Index	3.78%	5.63%	4.68%
Lipper California Municipal Debt Funds Classification Average	6.24%	10.50%	5.58%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	140.0%
Other Assets Less Liabilities	2.6%
Net Assets Plus Floating Rate Obligations, iMTP Shares, at Liquidation Preference & VRDP Shares, at Liquidation Preference	142.6%
Floating Rate Obligations	(0.1)%
iMTP Shares, at Liquidation Preference	(4.7)%
VRDP Shares, at Liquidation Preference	(37.8)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	28.5%
Tax Obligation/General	23.7%
Water and Sewer	11.2%
Health Care	11.1%
U.S. Guaranteed	8.4%
Consumer Staples	5.4%
Other	11.7%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	9.4%
AA	53.7%
A	14.4%
BBB	8.3%
BB or Lower	9.3%
N/R (not rated)	4.9%
Total	100%

Nuveen Investments	17

NAC
Nuveen California Dividend Advantage Municipal Fund
Performance Overview and Holding Summaries as of February 29, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 29, 2016

	Average Annual
	1-Year	5-Year	10-Year
NAC at Common Share NAV	6.73%	11.43%	6.65%
NAC at Common Share Price	9.79%	12.28%	6.67%
S&P Municipal Bond California Index	4.37%	6.74%	5.05%
S&P Municipal Bond Index	3.78%	5.63%	4.68%
Lipper California Municipal Debt Funds Classification Average	6.24%	10.50%	5.58%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	142.3%
Other Assets Less Liabilities	3.0%
Net Assets Plus Floating Rate Obligations & VRDP Shares, at Liquidation Preference	145.3%
Floating Rate Obligations	(4.7)%
VRDP Shares, at Liquidation Preference	(40.6)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	25.1%
Tax Obligation/Limited	21.7%
Health Care	16.6%
U.S. Guaranteed	9.6%
Water and Sewer	8.0%
Transportation	6.0%
Consumer Staples	5.5%
Other	7.5%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	13.1%
AA	48.4%
A	16.9%
BBB	9.3%
BB or Lower	9.3%
N/R (not rated)	3.0%
Total	100%

18	Nuveen Investments

NVX
Nuveen California Dividend Advantage Municipal Fund 2
Performance Overview and Holding Summaries as of February 29, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 29, 2016

	Average Annual
	1-Year	5-Year	10-Year
NVX at Common Share NAV	7.03%	9.87%	6.40%
NVX at Common Share Price	13.22%	10.68%	6.85%
S&P Municipal Bond California Index	4.37%	6.74%	5.05%
S&P Municipal Bond Index	3.78%	5.63%	4.68%
Lipper California Municipal Debt Funds Classification Average	6.24%	10.50%	5.58%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	140.1%
Other Assets Less Liabilities	1.6%
Net Assets Plus Floating Rate Obligations & VRDP Shares, at Liquidation Preference	141.7%
Floating Rate Obligations	(0.4)%
VRDP Shares, at Liquidation Preference	(41.3)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	23.4%
Tax Obligation/Limited	18.3%
Health Care	11.3%
Transportation	10.9%
U.S. Guaranteed	8.1%
Water and Sewer	9.4%
Utilities	7.7%
Consumer Staples	5.8%
Other	5.1%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	11.9%
AA	40.4%
A	25.5%
BBB	9.6%
BB or Lower	10.2%
N/R (not rated)	2.4%
Total	100%

Nuveen Investments	19

NZH
Nuveen California Dividend Advantage Municipal Fund 3
Performance Overview and Holding Summaries as of February 29, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 29, 2016

	Average Annual
	1-Year	5-Year	10-Year
NZH at Common Share NAV	7.26%	10.67%	6.01%
NZH at Common Share Price	13.31%	11.37%	6.41%
S&P Municipal Bond California Index	4.37%	6.74%	5.05%
S&P Municipal Bond Index	3.78%	5.63%	4.68%
Lipper California Municipal Debt Funds Classification Average	6.24%	10.50%	5.58%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	140.2%
Other Assets Less Liabilities	4.4%
Net Assets Plus Floating Rate Obligations & VRDP Shares, at Liquidation Preference	144.6%
Floating Rate Obligations	(0.2)%
VRDP Shares, at Liquidation Preference	(44.4)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	26.7%
Health Care	19.4%
Tax Obligation/General	13.3%
Water and Sewer	10.6%
Transportation	9.0%
Consumer Staples	6.9%
Other	14.1%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	6.3%
AA	49.9%
A	19.5%
BBB	10.6%
BB or Lower	10.5%
N/R (not rated)	3.2%
Total	100%

20	Nuveen Investments

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen Investments on November 17, 2015 for NCA, NCB, NKX, NAC, NVX and NZH; at this meeting the shareholders were asked to elect Board Members.

	NCA	NCB	NKX		NAC
			Common and		Common and
			Preferred	Preferred	Preferred	Preferred
			shares voting	shares voting	shares voting	shares voting
	Common	Common	together	together	together	together
	Shares	Shares	as a class	as a class	as a class	as a class
Approval of the Board Members was reached as follows:
Jack B. Evans
For	23,060,778	3,048,554	42,072,527	—	95,687,722	—
Withhold	422,216	41,829	747,683	—	2,686,543	—
Total	23,482,994	3,090,383	42,820,210	—	98,374,265	—
William C. Hunter
For	—	—	—	6,671	—	5,403
Withhold	—	—	—	—	—	—
Total	—	—	—	6,671	—	5,403
William J. Schneider
For	22,969,174	3,048,554	—	6,671	—	5,403
Withhold	513,820	41,829	—	—	—	—
Total	23,482,994	3,090,383	—	6,671	—	5,403
Thomas S. Schreier, Jr.
For	23,063,522	3,048,554	41,976,747	—	95,524,415	—
Withhold	419,472	41,829	843,463	—	2,849,850	—
Total	23,482,994	3,090,383	42,820,210	—	98,374,265	—

Nuveen Investments	21

Shareholder Meeting Report (continued)

	NVX		NZH
	Common and		Common and
	Preferred		Preferred
	shares voting		shares voting
	together	Preferred	together	Preferred
	as a class	Shares	as a class	Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	13,199,933	—	21,844,882	—
Withhold	352,385	—	366,228	—
Total	13,552,318	—	22,211,110	—
William C. Hunter
For	—	680	—	1,470
Withhold	—	—	—	—
Total	—	680	—	1,470
William J. Schneider
For	—	680	—	1,470
Withhold	—	—	—	—
Total	—	680	—	1,470
Thomas S. Schreier, Jr.
For	13,171,845	—	21,738,296	—
Withhold	380,473	—	472,814	—
Total	13,552,318	—	22,211,110	—

22	Nuveen Investments

Report of Independent Registered Public Accounting Firm
To the Board of Directors/Trustees and Shareholders of
Nuveen California Municipal Value Fund, Inc.
Nuveen California Municipal Value Fund 2
Nuveen California AMT-Free Municipal Income Fund
Nuveen California Dividend Advantage Municipal Fund
Nuveen California Dividend Advantage Municipal Fund 2
Nuveen California Dividend Advantage Municipal Fund 3:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen California Municipal Value Fund, Inc., Nuveen California Municipal Value Fund 2, Nuveen California AMT-Free Municipal Income Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2 and Nuveen California Dividend Advantage Municipal Fund 3 (the "Funds") as of February 29, 2016, and the related statements of operations for the year then ended, the statements of cash flows (Nuveen California AMT-Free Municipal Income Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, and Nuveen California Dividend Advantage Municipal Fund 3 only) for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. The financial highlights for the periods presented through February 28, 2014, were audited by other auditors whose report dated April 25, 2014, expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2016, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of February 29, 2016, the results of their operations for the year then ended, their cash flows (Nuveen California AMT-Free Municipal Income Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, and Nuveen California Dividend Advantage Municipal Fund 3 only) for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
Chicago, Illinois
April 27, 2016

Nuveen Investments	23

NCA
Nuveen California Municipal Value Fund, Inc.
	Portfolio of Investments	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 98.9% (100.0% of Total Investments)
	Consumer Staples – 4.5% (4.6% of Total Investments)
$2,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.650%, 6/01/41	12/18 at 100.00	B2	$2,002,320
195	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	5/16 at 100.00	BBB+	195,027
3,940	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B–	3,739,612
3,570	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B–	3,369,830
3,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	5/16 at 100.00	B–	3,361,645
13,205	Total Consumer Staples			12,668,434
	Education and Civic Organizations – 0.5% (0.5% of Total Investments)
65	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	4/16 at 100.00	A3	65,216
450	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education, Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	524,934
700	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	789,390
1,215	Total Education and Civic Organizations			1,379,540
	Health Care – 11.8% (11.9% of Total Investments)
285	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43	8/25 at 100.00	AA–	330,118
555	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	636,502
350	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	406,385
690	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	789,857
	California Health Facilities Financing Authority, Revenue Bonds, Rady Children's Hospital – San Diego, Series 2011:
560	5.000%, 8/15/31	8/21 at 100.00	AA–	650,278
670	5.250%, 8/15/41	8/21 at 100.00	AA–	752,765
1,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	1,200,660
5,365	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	5,527,291
2,270	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	A–	2,346,386
2,625	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	2,987,906
3,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Insured Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA	3,151,830
1,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.625%, 7/01/35	7/18 at 100.00	A	1,089,600

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,460	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	$1,484,382
2,710	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	AA–	3,125,822
2,940	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	3,296,034
2,900	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	3,096,359
1,750	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB+	2,145,150
30,130	Total Health Care			33,017,325
	Housing/Multifamily – 2.1% (2.2% of Total Investments)
1,010	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,115,495
1,060	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	1,187,486
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
65	5.250%, 8/15/39	8/24 at 100.00	BBB	73,419
175	5.250%, 8/15/49	8/24 at 100.00	BBB	197,026
2,255	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Harbor City Lights, Series 1999Y, 6.650%, 7/01/39 (Alternative Minimum Tax)	7/16 at 100.00	N/R	2,257,661
1,105	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28	7/16 at 100.00	N/R	1,106,790
5,670	Total Housing/Multifamily			5,937,877
	Housing/Single Family – 0.8% (0.8% of Total Investments)
2,125	California Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007, 5.000%, 12/01/42 (Alternative Minimum Tax)	12/16 at 100.00	AA	2,164,249
	Long-Term Care – 1.7% (1.7% of Total Investments)
4,000	ABAG Finance Authority for Non-Profit Corporations, California, Health Facility Revenue Bonds, The Institute on Aging, Series 2008A, 5.650%, 8/15/38	8/18 at 100.00	AA–	4,418,840
180	California Statewide Community Development Authority, Certificates of Participation, Internext Group, Series 1999, 5.375%, 4/01/17	4/16 at 100.00	BBB+	180,803
4,180	Total Long-Term Care			4,599,643
	Tax Obligation/General – 20.7% (20.9% of Total Investments)
1,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2013, 5.000%, 2/01/29	No Opt. Call	AA–	1,196,350
1,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2014, 5.000%, 8/01/31	8/24 at 100.00	AA–	1,203,100
3,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 8/01/34	8/25 at 100.00	AA–	3,587,130
	California State, General Obligation Bonds, Various Purpose Series 2009:
2,500	6.000%, 4/01/38	4/19 at 100.00	AA–	2,872,650
1,000	6.000%, 11/01/39	11/19 at 100.00	AA–	1,175,470
2,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	AA–	2,316,640
	California State, General Obligation Bonds, Various Purpose Series 2013:
2,500	5.000%, 4/01/37	4/23 at 100.00	AA–	2,917,800
2,500	5.000%, 2/01/43	No Opt. Call	AA–	2,876,100
2,240	5.000%, 11/01/43	11/23 at 100.00	AA–	2,609,981

Nuveen Investments	25

NCA	Nuveen California Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	California State, General Obligation Bonds, Various Purpose Series 2014:
$5,000	5.000%, 5/01/32	5/24 at 100.00	AA–	$5,955,250
1,970	5.000%, 10/01/39	10/24 at 100.00	AA–	2,313,568
290	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 – AGM Insured	8/20 at 13.60	AA	34,635
10,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/46	No Opt. Call	AA–	2,972,900
2,000	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	2,087,120
11,875	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 0.000%, 9/01/41	9/36 at 100.00	Aaa	9,666,962
1,320	Tahoe Forest Hospital District, Placer and Nevada Counties, California, General Obligation Bonds, Series 2010B, 5.500%, 8/01/35	8/18 at 100.00	Aa3	1,450,350
20,860	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	12,697,062
71,055	Total Tax Obligation/General			57,933,068
	Tax Obligation/Limited – 22.0% (22.2% of Total Investments)
1,000	Artesia Redevelopment Agency, California, Tax Allocation Revenue Bonds, Artesia Redevelopment Project Area, Series 2007, 5.375%, 6/01/27	5/16 at 100.00	BBB+	1,001,690
	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003:
3,000	5.500%, 10/01/23 – RAAI Insured	4/16 at 100.00	AA	3,003,900
1,000	5.625%, 10/01/33 – RAAI Insured	4/16 at 100.00	AA	1,000,630
3,500	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33	9/23 at 100.00	A+	4,189,360
1,250	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A+	1,458,913
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A+	1,167,700
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A+	2,398,620
3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012G, 5.000%, 11/01/37	11/22 at 100.00	A+	3,484,170
1,005	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A	1,033,522
1,000	Folsom Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2007A, 5.000%, 9/01/23 – AMBAC Insured	9/17 at 100.00	N/R	1,041,240
750	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	4/16 at 100.00	A	753,293
8,250	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A+	9,459,532
675	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	692,091
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
150	5.000%, 9/01/26	9/16 at 100.00	N/R	152,606
355	5.125%, 9/01/36	9/16 at 100.00	N/R	360,119
2,500	Kern County Board of Education, California, Certificates of Participation, Series 2006A, 5.000%, 6/01/31 – NPFG Insured	6/16 at 100.00	AA–	2,522,625
750	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.000%, 8/01/24	8/19 at 100.00	BBB	859,890

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$3,520	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	$4,045,078
370	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A	468,213
140	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	169,757
5,910	Palmdale Elementary School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 90-1, Series 1999, 5.800%, 8/01/29	No Opt. Call	AA	5,934,999
160	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	177,082
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
950	5.250%, 9/01/30	9/23 at 100.00	N/R	1,053,170
860	5.750%, 9/01/39	9/23 at 100.00	N/R	958,126
440	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	505,718
80	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	99,845
2,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/16 at 100.00	N/R	2,017,660
50	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	56,814
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,144,620
170	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	185,788
65	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	78,547
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
65	7.000%, 8/01/33	2/21 at 100.00	BBB+	78,518
80	7.000%, 8/01/41	2/21 at 100.00	BBB+	96,638
2,750	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	3/16 at 100.00	AA	2,761,578
780	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Refunding Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	822,198
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
400	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	424,808
590	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	626,073
110	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	131,263
1,330	Tehachapi Redevelopment Agency, California, Tax Allocation Bonds, Series 2007, 5.250%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	1,371,057
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,104,140
590	Vista Joint Powers Financing Authority, California, Special Tax Lease Revenue Refunding Bonds, Community Facilities District 90-2, Series 1997A, 5.875%, 9/01/20	3/16 at 100.00	N/R	591,422
1,730	West Contra Costa Healthcare District, California, Certificates of Participation, Series 2004, 5.375%, 7/01/21 – AMBAC Insured	5/16 at 100.00	N/R	1,736,557

Nuveen Investments	27

NCA	Nuveen California Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$190	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	$231,374
56,515	Total Tax Obligation/Limited			61,450,944
	Transportation – 9.0% (9.1% of Total Investments)
1,820	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	2,171,569
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
1,945	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	2,155,585
4,010	5.750%, 1/15/46	1/24 at 100.00	BBB–	4,695,590
4,010	6.000%, 1/15/53	1/24 at 100.00	BBB–	4,719,008
5,665	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015D, 5.000%, 5/15/41 (Alternative Minimum Tax)	5/25 at 100.00	AA	6,448,413
3,000	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C, 5.000%, 8/01/44	8/24 at 100.00	AA	3,460,440
185	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006, 5.550%, 7/01/28 (Alternative Minimum Tax)	7/16 at 100.00	N/R	185,801
1,210	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	1,395,203
21,845	Total Transportation			25,231,609
	U.S. Guaranteed – 19.0% (19.2% of Total Investments) (4)
2,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (4)	2,510,900
1,600	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27 (Pre-refunded 2/01/17)	2/17 at 100.00	N/R (4)	1,671,152
1,000	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31 (Pre-refunded 7/15/17)	7/17 at 100.00	AA+ (4)	1,064,470
1,500	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	AA– (4)	1,530,480
2,005	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	2,384,025
410	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 (Pre-refunded 4/01/16) – NPFG Insured	4/16 at 100.00	AA (4)	411,784
1,525	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB+ (4)	1,729,838
1,500	Los Angeles Unified School District, California, General Obligation Bonds, Election of 2004, Series 2006F, 5.000%, 7/01/24 (Pre-refunded 7/01/16) – FGIC Insured	7/16 at 100.00	Aa2 (4)	1,524,615
18,475	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric Series 2008B, 0.000%, 9/01/23 (Pre-refunded 9/01/16)	9/16 at 64.56	A (4)	11,901,594
5,710	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 (Pre-refunded 8/01/20) – AGM Insured	8/20 at 13.60	AA (4)	736,990
8,565	Palmdale, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1988A, 0.000%, 3/01/17 (ETM)	No Opt. Call	AA+ (4)	8,524,316
1,130	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	BBB– (4)	1,292,539
14,950	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family Home Mortgage Revenue Bonds, Series 1988A, 0.000%, 9/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	11,100,524
625	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (4)	674,569
3,000	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 (Pre-refunded 8/01/17) – AMBAC Insured	8/17 at 100.00	A+ (4)	3,223,800

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$910	Santa Clara Valley Transportation Authority, California, Sales Tax Revenue Bonds, Series 2007A, 5.000%, 4/01/36 (Pre-refunded 4/01/17) – AMBAC Insured	4/17 at 100.00	AA+ (4)	$955,946
1,925	Travis Unified School District, Solano County, California, Certificates of Participation, Series 2006, 5.000%, 9/01/26 (Pre-refunded 9/01/16) – FGIC Insured	9/16 at 100.00	A3 (4)	1,971,277
67,330	Total U.S. Guaranteed			53,208,819
	Utilities – 1.5% (1.5% of Total Investments)
2,000	California Statewide Communities Development Authority, Certificates of Participation, Rio Bravo Fresno Project, Refunding Series 1999A, 6.500%, 12/01/18	6/16 at 100.00	N/R	2,000,180
1,800	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	2,264,940
3,800	Total Utilities			4,265,120
	Water and Sewer – 5.3% (5.4% of Total Investments)
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon
	Resources Channelside LP Desalination Project, Series 2012:
1,375	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,507,660
2,675	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	2,922,036
5,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2007A-2, 5.000%, 7/01/44 – AMBAC Insured	7/17 at 100.00	AA	5,273,200
	Madera Irrigation District. California, Water Revenue Refunding Bonds, Series 2008:
1,850	5.500%, 1/01/33	1/18 at 100.00	A	1,996,335
3,000	5.500%, 1/01/38	1/18 at 100.00	A	3,215,070
13,900	Total Water and Sewer			14,914,301
$290,970	Total Long-Tem Investments (cost $245,270,711)			276,770,929
	Floating Rate Obligations – (1.6)%			(4,490,000)
	Other Assets Less Liabilities – 2.7%			7,599,563
	Net Assets Applicable to Common Shares – 100%			$279,880,492

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	29

NCB
Nuveen California Municipal Value Fund 2
	Portfolio of Investments	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 94.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 94.8% (100.0% of Total Investments)
	Consumer Staples – 5.9% (6.2% of Total Investments)
$2,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B–	$1,898,280
1,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	5/16 at 100.00	B–	1,440,705
3,500	Total Consumer Staples			3,338,985
	Education and Civic Organizations – 2.2% (2.3% of Total Investments)
865	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2009, 5.500%, 11/01/39	11/19 at 100.00	A2	971,983
100	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education, Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	116,652
150	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	169,155
1,115	Total Education and Civic Organizations			1,257,790
	Health Care – 13.4% (14.2% of Total Investments)
1,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Health Facility Revenue Bonds, Saint Rose Hospital, Series 2009A, 6.000%, 5/15/29	5/19 at 100.00	AA–	1,140,200
1,900	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009A, 6.000%, 7/01/39	7/19 at 100.00	A	2,175,386
1,000	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital of Orange County, Series 2009A, 6.500%, 11/01/38	11/19 at 100.00	A	1,180,130
70	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	80,280
75	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	87,082
150	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	171,708
500	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	A–	516,825
685	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2007B, 5.000%, 3/01/37 – AGC Insured	3/18 at 100.00	AA	725,477
250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Ba1	279,660
725	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	774,090
380	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB+	465,804
6,735	Total Health Care			7,596,642
	Housing/Multifamily – 1.2% (1.3% of Total Investments)
225	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	248,501
70	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	78,419
250	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	290,598

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
$15	5.250%, 8/15/39	8/24 at 100.00	BBB	$16,943
40	5.250%, 8/15/49	8/24 at 100.00	BBB	45,034
600	Total Housing/Multifamily			679,495
	Housing/Single Family – 4.8% (5.0% of Total Investments)
240	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2008L, 5.500%, 8/01/38	2/18 at 100.00	A	244,058
2,435	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006K, 4.625%, 8/01/26 (Alternative Minimum Tax)	5/16 at 100.00	A	2,452,849
2,675	Total Housing/Single Family			2,696,907
	Long-Term Care – 2.1% (2.3% of Total Investments)
1,000	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	2/21 at 100.00	AA–	1,223,080
	Tax Obligation/General – 12.6% (13.3% of Total Investments)
2,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 6/01/37 – NPFG Insured	6/17 at 100.00	AA–	2,097,480
2,100	Carlsbad Unified School District, San Diego County, California, General Obligation Bonds, Series 2009B, 0.000%, 5/01/34	5/24 at 100.00	AA	2,160,312
195	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 – AGM Insured	8/20 at 13.60	AA	23,289
10,000	San Marcos Unified School District, San Diego County, California, General Obligation Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51	No Opt. Call	AA–	2,299,300
500	Western Riverside Water & Wastewater Financing Authority, California, Revenue Bonds, Western Municipal Water District, Series 2009, 5.625%, 9/01/39 – AGC Insured	8/19 at 100.00	AA	564,140
14,795	Total Tax Obligation/General			7,144,521
	Tax Obligation/Limited – 18.4% (19.4% of Total Investments)
1,965	California State Public Works Board, Lease Revenue Bonds, Department of Education Riverside Campus Project, Series 2009B, 5.750%, 4/01/23	4/19 at 100.00	A+	2,261,656
500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35	3/20 at 100.00	A+	590,905
160	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	4/16 at 100.00	A	160,702
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2015A:
180	5.000%, 6/01/40	6/25 at 100.00	A+	206,858
1,820	5.000%, 6/01/45	6/25 at 100.00	A+	2,086,830
145	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	148,671
425	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39	No Opt. Call	BBB	487,496
80	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A	101,235
30	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	36,376
35	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	38,737
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
210	5.250%, 9/01/30	9/23 at 100.00	N/R	232,806
190	5.750%, 9/01/39	9/23 at 100.00	N/R	211,679

Nuveen Investments	31

NCB	Nuveen California Municipal Value Fund 2
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$95	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	$109,189
15	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	18,721
20	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	22,726
1,000	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 2009B, 6.625%, 8/01/39	8/19 at 100.00	AA–	1,145,980
1,500	San Francisco City and County, California, Certificates of Participation, Multiple Capital Improvement Projects, Series 2009A, 5.250%, 4/01/31	4/19 at 100.00	AA	1,683,780
15	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	18,126
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
15	7.000%, 8/01/33	2/21 at 100.00	BBB+	18,120
15	7.000%, 8/01/41	2/21 at 100.00	BBB+	18,120
585	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Refunding Series 2006D, 5.000%, 8/01/22 – AMBAC Insured	8/17 at 100.00	BBB+	617,503
125	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	132,642
25	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	29,833
40	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	48,893
9,190	Total Tax Obligation/Limited			10,427,584
	Transportation – 5.0% (5.3% of Total Investments)
395	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	471,302
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
865	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,012,889
865	6.000%, 1/15/53	1/24 at 100.00	BBB–	1,017,941
305	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	347,602
2,430	Total Transportation			2,849,734
	U.S. Guaranteed – 13.0% (13.7% of Total Investments) (4)
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2009:
55	5.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (4)	64,339
80	5.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	A2 (4)	93,647
350	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27 (Pre-refunded 2/01/17)	2/17 at 100.00	N/R (4)	365,565
575	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	692,501
1,120	Oakland, California, General Obligation Bonds, Measure DD Series 2009B, 5.250%, 1/15/29 (Pre-refunded 1/15/19)	1/19 at 100.00	Aa2 (4)	1,263,987
3,805	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 (Pre-refunded 8/01/20) – AGM Insured	8/20 at 13.60	AA (4)	491,111
2,000	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 3020, 18.111%, 2/01/35 (Pre-refunded 2/01/19) (IF) (5)	2/19 at 100.00	AAA	2,890,000
240	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	BBB– (4)	274,522

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$1,200	Westlake Village, California, Certificates of Participation, Financing Project, Series 2009, 5.000%, 6/01/39 (Pre-refunded 6/01/16)	6/16 at 100.00	AA+ (4)	$1,214,904
9,425	Total U.S. Guaranteed			7,350,576
	Utilities – 14.1% (14.8% of Total Investments)
1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	1,399,410
2,495	Roseville Natural Gas Financing Authority, California, Gas Revenue Bonds, Series 2007, 5.000%, 2/15/17	No Opt. Call	A	2,578,982
2,400	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 11/01/24	No Opt. Call	A	2,864,136
1,000	Tuolumne Wind Project Authority, California, Revenue Bonds, Tuolumne Company Project, Series 2009A, 5.625%, 1/01/29	1/19 at 100.00	AA–	1,130,020
6,895	Total Utilities			7,972,548
	Water and Sewer – 2.1% (2.2% of Total Investments)
1,075	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,174,276
$59,435	Total Long-Term Investments (cost $45,099,563)			53,712,138
	Other Assets Less Liabilities – 5.2%			2,961,340
	Net Assets Applicable to Common Shares – 100%			$56,673,478

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(IF)	Inverse floating rate investment.
 See accompanying notes to financial statements.

Nuveen Investments	33

NKX
Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 140.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 140.0% (100.0% of Total Investments)
	Consumer Staples – 7.6% (5.4% of Total Investments)
$995	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	5/16 at 100.00	Baa1	$1,004,940
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
6,350	5.600%, 6/01/36	12/18 at 100.00	B	6,367,018
325	5.650%, 6/01/41	12/18 at 100.00	B2	325,377
2,780	5.700%, 6/01/46	12/18 at 100.00	B2	2,782,669
95	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	5/16 at 100.00	BBB+	95,013
2,100	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	5/16 at 100.00	BBB+	2,135,196
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
8,570	5.000%, 6/01/33	6/17 at 100.00	B–	8,134,130
1,950	5.750%, 6/01/47	6/17 at 100.00	B–	1,885,358
13,560	5.125%, 6/01/47	6/17 at 100.00	B–	12,173,219
14,820	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B–	13,989,043
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
8,450	5.375%, 6/01/38	5/16 at 100.00	B–	8,064,342
2,000	5.500%, 6/01/45	5/16 at 100.00	B–	1,920,940
61,995	Total Consumer Staples			58,877,245
	Education and Civic Organizations – 2.2% (1.6% of Total Investments)
1,050	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	A1	1,178,741
3,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	AA	3,544,740
35	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	5/16 at 100.00	A3	35,116
4,475	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A, 7.125%, 8/01/43	8/23 at 100.00	BB	5,275,533
1,780	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education, Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	2,076,406
1,600	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 6.875%, 1/01/42	1/22 at 100.00	N/R	1,791,360
2,000	California State University, Systemwide Revenue Bonds, Series 2015A, 5.000%, 11/01/38	11/25 at 100.00	Aa2	2,372,340
300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	338,310
185	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	223,491
14,425	Total Education and Civic Organizations			16,836,037
	Health Care – 15.5% (11.1% of Total Investments)
3,830	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%, 3/01/26	No Opt. Call	Ba3	4,243,563
430	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43	8/25 at 100.00	AA–	498,073

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$5,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41	11/25 at 100.00	AA–	$5,823,100
1,630	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AA	1,821,721
1,255	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2012A, 5.000%, 11/15/29	No Opt. Call	BBB+	1,406,089
1,000	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2012A, 5.000%, 11/15/35	No Opt. Call	AA–	1,132,730
2,520	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	2,890,062
2,000	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health Services, Series 2012A, 5.000%, 10/01/33	No Opt. Call	AA–	2,308,540
1,405	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	1,631,346
2,800	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	3,205,216
335	California Health Facilities Financing Authority, Revenue Bonds, Rady Children's Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	AA–	376,383
10,265	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46	11/16 at 100.00	AA–	10,575,516
750	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	826,388
605	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46	No Opt. Call	A–	617,191
1,200	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/44	12/24 at 100.00	BB+	1,299,204
4,920	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.712%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	6,257,407
4,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Insured Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA	4,202,440
	California Statewide Community Development Authority, Revenue Bonds, Children's Hospital of Los Angeles, Series 2007:
2,995	5.000%, 8/15/39 – NPFG Insured	8/17 at 100.00	AA–	3,119,742
6,500	5.000%, 8/15/47	8/17 at 100.00	BBB+	6,728,865
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
835	5.500%, 7/01/24 (4)	5/16 at 100.00	CCC	836,077
4,240	5.500%, 7/01/30 (4)	5/16 at 100.00	CCC	4,239,703
730	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	742,191
6,160	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	AA–	7,105,190
7,555	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	8,353,715
10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2003A, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA–	10,554,700
2,600	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	BBB	2,872,038
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009:
9,250	6.625%, 11/01/29	11/19 at 100.00	Ba1	10,347,420
7,500	6.750%, 11/01/39	11/19 at 100.00	Ba1	8,408,250

Nuveen Investments	35

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010:
$1,500	6.000%, 11/01/30	11/20 at 100.00	Ba1	$1,618,635
2,595	6.000%, 11/01/41	11/20 at 100.00	Ba1	2,770,707
1,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	1,031,680
850	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB+	1,041,930
1,000	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2009E, 5.000%, 5/15/38	5/17 at 101.00	AA–	1,045,080
109,255	Total Health Care			119,930,892
	Housing/Multifamily – 2.5% (1.8% of Total Investments)
480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	530,136
155	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	173,642
350	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	406,837
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club Series 2013A:
2,000	5.625%, 11/15/33	11/23 at 100.00	BBB	2,251,820
8,000	6.000%, 11/15/48	11/23 at 100.00	BBB	9,145,680
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
260	5.250%, 8/15/39	8/24 at 100.00	BBB	293,678
705	5.250%, 8/15/49	8/24 at 100.00	BBB	793,731
3,285	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Vallecitos Mobile Home Park, Series 2013, 5.000%, 4/15/38	4/23 at 100.00	A–	3,552,432
	La Verne, California, Mobile Home Park Revenue Bonds, Copacabana Mobile Home Park, Refunding Series 2014:
670	5.000%, 6/15/44	6/24 at 100.00	A	743,814
185	5.000%, 6/15/49	6/24 at 100.00	A	204,259
1,060	Poway, California, Housing Revenue Bonds, Revenue Bonds, Poinsettia Mobile Home Park, Series 2003, 5.000%, 5/01/23	5/16 at 100.00	AA–	1,062,883
17,150	Total Housing/Multifamily			19,158,912
	Housing/Single Family – 0.1% (0.0% of Total Investments)
400	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2008L, 5.500%, 8/01/38	2/18 at 100.00	A	406,764
	Long-Term Care – 1.2% (0.9% of Total Investments)
3,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40	5/20 at 100.00	AA–	3,490,680
2,250	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	2/21 at 100.00	AA–	2,751,930
1,300	California Health Facilities Financing Authority, Revenue Bonds, Northern California Presbyterian Homes & Services Inc., Refunding Series 2015, 5.000%, 7/01/39	7/25 at 100.00	AA–	1,499,472
1,500	California Statewide Communities Development Authority, Revenue Bonds, Front Porch Communities and Services Project, Series 2007A, 5.125%, 4/01/37	4/17 at 100.00	BBB+	1,535,730
8,050	Total Long-Term Care			9,277,812
	Tax Obligation/General – 33.2% (23.7% of Total Investments)
3,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa3	3,650,310
1,000	California State, General Obligation Bonds, Refunding Series 2011, 5.250%, 9/01/25	9/21 at 100.00	AA–	1,203,320

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$4,910	California State, General Obligation Bonds, Various Purpose Refunding Series 2014, 5.000%, 10/01/32	10/24 at 100.00	AA–	$5,891,214
	California State, General Obligation Bonds, Various Purpose Refunding Series 2015:
2,140	5.000%, 8/01/28	8/25 at 100.00	AA–	2,653,365
9,055	5.000%, 8/01/31	2/25 at 100.00	AA–	10,895,338
1,600	5.000%, 9/01/32	9/25 at 100.00	AA–	1,930,544
	California State, General Obligation Bonds, Various Purpose Series 2009:
2,350	6.000%, 11/01/39	11/19 at 100.00	AA–	2,762,355
1,300	5.500%, 11/01/39	11/19 at 100.00	AA–	1,491,620
6,000	California State, General Obligation Bonds, Various Purpose Series 2010, 6.000%, 3/01/33	3/20 at 100.00	AA–	7,125,600
	California State, General Obligation Bonds, Various Purpose Series 2011:
2,000	5.000%, 9/01/31	No Opt. Call	AA–	2,347,780
4,090	5.000%, 9/01/41	9/21 at 100.00	AA–	4,712,825
2,625	5.000%, 10/01/41	10/21 at 100.00	AA–	3,030,405
	California State, General Obligation Bonds, Various Purpose Series 2013:
3,500	5.000%, 4/01/37	4/23 at 100.00	AA–	4,084,920
2,000	5.000%, 2/01/43	No Opt. Call	AA–	2,300,880
5,520	5.000%, 11/01/43	11/23 at 100.00	AA–	6,431,738
	California State, General Obligation Bonds, Various Purpose Series 2014:
2,460	5.000%, 10/01/39	10/24 at 100.00	AA–	2,889,024
9,000	5.000%, 12/01/43	12/23 at 100.00	AA–	10,501,020
9,000	5.000%, 10/01/44	10/24 at 100.00	AA–	10,494,540
	California State, General Obligation Bonds, Various Purpose Series 2015:
8,000	5.000%, 3/01/45	3/25 at 100.00	AA–	9,330,000
2,000	5.000%, 8/01/45	8/25 at 100.00	AA–	2,345,860
20,750	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/43 – AGM Insured	No Opt. Call	AA	6,874,475
2,500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2009B, 5.375%, 2/01/34 – AGC Insured	8/18 at 100.00	AA	2,758,400
	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, 2008 Election Series 2010B:
3,490	5.000%, 8/01/27 – AGC Insured	8/19 at 100.00	AA	3,927,297
3,545	5.000%, 8/01/28 – AGC Insured	8/19 at 100.00	AA	3,979,014
3,110	5.000%, 8/01/29 – AGC Insured	8/19 at 100.00	AA	3,481,894
7,100	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Tender Option Bond Trust 2015-XF0111, 9.789%, 8/01/17 – AGM Insured (IF)	No Opt. Call	AA	8,547,832
8,295	Los Angeles Community College District, California, General Obligation Bonds, Series 2015A, 5.000%, 8/01/30	8/24 at 100.00	AA+	10,150,094
5,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2014C, 5.000%, 7/01/29	No Opt. Call	Aa2	6,099,500
4,500	Mount Diablo Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2010A, 0.000%, 8/01/30 – AGM Insured	8/25 at 100.00	AA	4,002,660
3,000	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 4.500%, 9/01/30 – AGM Insured	9/17 at 100.00	AA	3,142,350
10,080	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/26 – NPFG Insured	No Opt. Call	AA–	5,877,144
1,125	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 1998, Series 1999A, 0.000%, 7/01/21 – FGIC Insured	No Opt. Call	Aa2	1,035,698
11,980	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Refunding Series 2012R-1, 0.000%, 7/01/31	No Opt. Call	Aa2	7,180,572
1,500	San Juan Capistano, California, General Obligation Bonds, Open Space Program, Tender Option Bond Trust 2015-XF0048, 17.948%, 8/01/17 (IF)	No Opt. Call	AAA	2,254,680

Nuveen Investments	37

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$2,870	Sanger Unified School District, Fresno County, California, General Obligation Bonds, Election 2012, Series 2014B, 5.000%, 8/01/39 – AGM Insured	8/24 at 100.00	AA	$3,275,990
10,000	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 0.000%, 8/01/41	No Opt. Call	Aa2	3,687,100
	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D:
23,280	7.400%, 8/01/47 – AGC Insured	8/37 at 100.00	AA	19,548,913
38,845	0.000%, 8/01/50 – AGM Insured	8/37 at 100.00	AA	32,801,105
15,780	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA	10,307,969
5,000	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2007 Measure S, Series 2014C, 5.000%, 8/01/39	8/24 at 100.00	Aa2	5,852,850
3,905	West Kern Community College District, California, General Obligation Bonds, Election 2004, Series 2007C, 5.000%, 10/01/32 – SYNCORA GTY Insured	11/17 at 100.00	A+	4,015,824
8,345	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	5,079,435
4,000	Yosemite Community College District, California, General Obligation Bonds, Refunding Series 2015, 5.000%, 8/01/32	No Opt. Call	Aa2	4,812,440
1,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	1,172,520
280,550	Total Tax Obligation/General			255,938,414
	Tax Obligation/Limited – 39.9% (28.5% of Total Investments)
2,000	Baldwin Park Public Financing Authority, California, Sales Tax and Tax Allocation Bonds, Puente Merced Redevelopment Project, Series 2003, 5.250%, 8/01/21	8/17 at 100.00	BBB	2,029,340
655	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2013A, 5.000%, 9/01/27	9/23 at 100.00	N/R	736,829
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured	5/16 at 100.00	AA	1,000,630
7,895	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured	5/16 at 100.00	AA	7,927,922
	California Infrastructure and Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004:
1,215	5.000%, 12/01/19 – AMBAC Insured	5/16 at 100.00	AA	1,220,091
1,535	5.000%, 12/01/20 – AMBAC Insured	5/16 at 100.00	AA	1,541,416
1,615	5.000%, 12/01/21 – AMBAC Insured	5/16 at 100.00	AA	1,621,751
1,695	5.000%, 12/01/22 – AMBAC Insured	5/16 at 100.00	AA	1,702,085
1,780	5.000%, 12/01/23 – AMBAC Insured	5/16 at 100.00	AA	1,787,440
1,865	5.000%, 12/01/24 – AMBAC Insured	5/16 at 100.00	AA	1,872,796
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/31	9/23 at 100.00	A+	8,453,550
	California State Public Works Board, Lease Revenue Bonds, Department of Education, Riverside Campus Project, Series 2012H:
2,790	5.000%, 4/01/30	No Opt. Call	A+	3,279,338
2,065	5.000%, 4/01/31	No Opt. Call	A+	2,414,584
4,860	California State Public Works Board, Lease Revenue Bonds, Department of Veterans Affairs, Southern California Veterans Home – Chula Vista Facility, Series 1999A, 5.600%, 11/01/19 – AMBAC Insured	5/16 at 100.00	A+	4,881,919
20,330	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39	10/24 at 100.00	A+	23,756,824
1,990	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/33	No Opt. Call	A+	2,313,455

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A+	$5,838,500
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A+	2,398,620
3,020	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A	3,105,708
	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B:
1,230	5.000%, 8/01/25	8/20 at 100.00	N/R	1,312,484
530	5.750%, 8/01/26	8/20 at 100.00	N/R	579,698
3,145	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Series 2002A, 5.125%, 11/01/25 – NPFG Insured	5/16 at 100.00	AA–	3,150,378
	El Monte, California, Senior Lien Certificates of Participation, Department of Public Services Facility Phase II, Series 2001:
7,185	5.000%, 1/01/21 – AMBAC Insured	7/16 at 100.00	A+	7,213,740
5,000	5.250%, 1/01/34 – AMBAC Insured	7/16 at 100.00	A+	5,017,700
350	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/16 at 100.00	A	351,537
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Refunding Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A–	1,115,530
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/30	6/23 at 100.00	A+	1,168,230
33,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A+	37,838,125
7,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/28	11/25 at 100.00	A	8,824,425
425	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	5/16 at 100.00	BBB	425,344
3,345	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A, 5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	N/R	3,405,812
1,700	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A	1,755,896
2,115	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured	No Opt. Call	N/R	2,344,964
	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1:
1,985	5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BBB+	2,039,270
710	5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	727,977
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
75	5.000%, 9/01/26	9/16 at 100.00	N/R	76,303
175	5.125%, 9/01/36	9/16 at 100.00	N/R	177,524
	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area D, Series 2014A:
1,140	5.500%, 9/01/33	9/23 at 100.00	N/R	1,248,380
2,105	5.750%, 9/01/44	9/23 at 100.00	N/R	2,300,912
1,375	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,521,025
2,000	Lammersville Joint Unified School District, California, Community Facilities District 2007-1, Mountain House – Shea Homes, Improvement Area 1 Special Tax Bonds, Series 2013, 6.000%, 9/01/38	9/23 at 100.00	N/R	2,369,180

Nuveen Investments	39

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Subordinate Refunding Series 2003:
$2,505	4.750%, 8/01/23 – NPFG Insured	8/17 at 100.00	AA–	$2,559,509
2,425	4.750%, 8/01/27 – NPFG Insured	5/16 at 100.00	AA–	2,474,931
3,500	Livermore Redevelopment Agency, California, Tax Allocation Revenue Bonds, Livermore Redevelopment Project Area, Series 2001A, 5.000%, 8/01/26 – NPFG Insured	8/16 at 100.00	AA–	3,520,755
6,190	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	5/16 at 100.00	A1	6,202,194
1,500	Los Osos, California, Improvement Bonds, Community Services Wastewater Assessment District 1, Series 2002, 5.000%, 9/02/33 – NPFG Insured	9/16 at 100.00	AA–	1,509,990
475	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.250%, 9/01/38	9/21 at 100.00	A–	596,776
9,270	Moreno Valley Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/38 – AMBAC Insured	8/17 at 100.00	A–	9,732,480
3,230	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2005, 5.000%, 8/01/35 – NPFG Insured	5/16 at 100.00	AA–	3,240,724
170	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A	215,125
65	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	78,816
2,810	Oakland Joint Powers Financing Authority, California, Lease Revenue Bonds, Administration Building Projects, Series 2008B, 5.000%, 8/01/21 – AGC Insured	8/18 at 100.00	AA	3,089,005
3,300	Pacifica, California, Certificates of Participation, Series 2008, 5.375%, 1/01/37 – AMBAC Insured	5/16 at 100.00	A–	3,378,771
5,000	Palm Desert Financing Authority, California, Tax Allocation Revenue Bonds, Project Area 1, Refunding Series 2002, 5.000%, 4/01/25 – NPFG Insured	10/16 at 100.00	AA–	5,020,150
600	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	664,056
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
3,800	5.250%, 9/01/30	9/23 at 100.00	N/R	4,212,680
3,420	5.750%, 9/01/39	9/23 at 100.00	N/R	3,810,222
2,000	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2001-1 May Farms Improvement Area 1,2 and 3, Refunding Series 2014A, 5.375%, 9/01/33	9/23 at 100.00	N/R	2,288,200
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
5,000	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	817,300
7,200	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	1,110,600
210	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	241,366
1,115	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Series 2013, 5.500%, 9/01/39	9/23 at 100.00	N/R	1,252,736
40	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	49,922
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013:
660	5.000%, 9/01/32	9/22 at 100.00	N/R	726,964
1,775	5.000%, 9/01/42	9/22 at 100.00	N/R	1,924,775
1,000	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 1, Series 2004, 5.000%, 9/01/25 – NPFG Insured	5/16 at 100.00	AA–	1,003,910
4,475	Roseville Finance Authority, California, Special Tax Revenue Bonds, Series 2007A, 5.000%, 9/01/33 – AMBAC Insured	9/17 at 100.00	N/R	4,568,304

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,500	Roseville, California, Special Tax Bonds, Community Facilities District 1 Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/16 at 100.00	N/R	$1,513,245
400	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/33	9/25 at 100.00	N/R	446,104
1,280	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – NPFG Insured	No Opt. Call	AA–	1,413,824
2,565	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20	No Opt. Call	A+	2,825,809
2,630	San Bernardino Joint Powers Financing Authority, California, Certificates of Participation Refunding, Police Station Financing Project, Series 1999, 5.500%, 9/01/20 – NPFG Insured	3/16 at 100.00	AA–	2,630,736
215	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	244,300
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,144,620
1,480	San Diego Redevelopment Agency, California, Subordinate Lien Tax Increment and Parking Revenue Bonds, Centre City Project, Series 2003B, 5.250%, 9/01/26	5/16 at 100.00	AA–	1,485,964
690	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	754,080
2,700	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 1998D, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	AA–	2,175,687
2,000	San Francisco City and County, California, Certificates of Participation, Multiple Capital Improvement Projects, Series 2009A, 5.200%, 4/01/26	4/19 at 100.00	AA	2,257,820
30	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	36,252
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
30	7.000%, 8/01/33	2/21 at 100.00	BBB+	36,239
40	7.000%, 8/01/41	2/21 at 100.00	BBB+	48,319
380	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	424,205
5,150	San Jacinto Unified School District, Riverside County, California, Certificates of Participation, Series 2010, 5.375%, 9/01/40 – AGC Insured	9/20 at 100.00	AA	5,870,588
4,000	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/19 – NPFG Insured	5/16 at 100.00	AA	4,016,840
360	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Refunding Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	379,476
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A:
3,310	5.000%, 8/01/20 – NPFG Insured	5/16 at 100.00	AA–	3,323,240
5,025	5.000%, 8/01/28 – NPFG Insured	5/16 at 100.00	AA–	5,044,648
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
100	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	106,202
1,110	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	1,177,865
1,000	San Marcos Public Facilities Authority, California, Special Tax Revenue Bonds, Refunding Series 2012D, 5.000%, 9/01/36	9/22 at 100.00	N/R	1,082,160
50	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	59,665
3,500	Stockton Public Financing Authority, California, Lease Revenue Bonds, Series 2004, 5.250%, 9/01/34 – FGIC Insured	5/16 at 100.00	AA–	3,500,315

Nuveen Investments	41

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Sweetwater Union High School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2005A:
$3,565	5.000%, 9/01/25 – AGM Insured	5/16 at 100.00	AA	$3,578,939
5,510	5.000%, 9/01/28 – AGM Insured	5/16 at 100.00	AA	5,531,544
2,980	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.500%, 9/01/36	9/16 at 100.00	N/R	2,983,665
2,160	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.125%, 8/01/27 – NPFG Insured	5/16 at 100.00	AA–	2,175,293
	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010:
1,205	5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA	1,373,387
3,250	5.250%, 9/01/39 – AGM Insured	9/20 at 100.00	AA	3,711,923
4,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	4,968,630
1,020	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	1,070,898
	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2015-1 Arambel-KDN, Refunding Series 2015:
350	5.250%, 9/01/35	9/25 at 100.00	N/R	366,300
790	5.250%, 9/01/45	9/25 at 100.00	N/R	818,796
4,235	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	4,730,156
6,000	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009, 6.250%, 11/01/39	11/19 at 100.00	AA	7,009,680
95	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	116,121
295,340	Total Tax Obligation/Limited			307,571,028
	Transportation – 6.2% (4.4% of Total Investments)
1,115	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/48	4/23 at 100.00	AA–	1,295,730
6,750	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	8,053,898
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
14,885	5.750%, 1/15/46	1/24 at 100.00	BBB–	17,429,888
14,885	6.000%, 1/15/53	1/24 at 100.00	BBB–	17,516,817
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015E:
150	5.000%, 5/15/31	5/25 at 100.00	AA	182,192
1,270	5.000%, 5/15/34	5/25 at 100.00	AA	1,513,599
1,345	5.000%, 5/15/36	5/25 at 100.00	AA	1,593,327
40,400	Total Transportation			47,585,451
	U.S. Guaranteed – 11.7% (8.4% of Total Investments) (5)
1,425	Bassett Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2006B, 5.250%, 8/01/30 (Pre-refunded 8/01/16) – FGIC Insured	8/16 at 100.00	AA– (5)	1,455,467
220	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 3211, 13.558%, 10/01/32 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (5)	299,594
780	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (5)	783,401
1,575	California Health Facilities Financing Authority, Insured Revenue Bonds, California-Nevada Methodist Homes, Series 2006, 5.000%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	AA– (5)	1,600,783
3,000	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	AAA	3,707,280

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$2,250	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/36 (Pre-refunded 1/01/28) – AMBAC Insured	1/28 at 100.00	Aaa	$2,976,503
80	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46 (Pre-refunded 2/01/17)	2/17 at 100.00	N/R (5)	83,558
1,112	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.404%, 3/01/33 (Pre-refunded 3/01/18) (IF)	3/18 at 100.00	AAA	1,307,823
1,815	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31 (Pre-refunded 7/15/17)	7/17 at 100.00	AA+ (5)	1,932,013
2,680	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (5)	3,223,450
1,000	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	AA– (5)	1,020,320
550	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 1993, 5.625%, 3/01/18 – AMBAC Insured (ETM)	9/16 at 100.00	N/R (5)	564,944
1,430	Cloverdale Community Development Agency, California, Tax Allocation Bonds, Cloverdale Redevelopment Project, Refunding Series 2006, 5.000%, 8/01/36 (Pre-refunded 8/01/16) – AMBAC Insured	8/16 at 100.00	N/R (5)	1,458,872
12,050	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/31 (Pre-refunded 8/01/18) – AGM Insured	8/18 at 100.00	Aa1 (5)	13,308,623
5,000	Grossmont Healthcare District, California, General Obligation Bonds, Series 2007A, 5.000%, 7/15/37 (Pre-refunded 7/15/17) – AMBAC Insured	7/17 at 100.00	Aaa	5,313,800
6,000	Hartnell Community College District, California, General Obligation Bonds, Series 2006B, 5.000%, 6/01/29 (Pre-refunded 6/01/16) – AGM Insured	6/16 at 100.00	AA (5)	6,074,520
1,385	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 (Pre-refunded 4/01/16) – NPFG Insured	4/16 at 100.00	AA (5)	1,391,025
6,000	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage Revenue Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)	No Opt. Call	Aaa	7,599,660
5,000	Indio Water Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 4/01/31 (Pre-refunded 4/01/16) – AMBAC Insured	4/16 at 100.00	A (5)	5,021,750
760	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB+ (5)	862,083
540	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	BBB– (5)	617,674
5,000	San Jacinto Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 5.250%, 8/01/32 (Pre-refunded 8/01/17) – AGM Insured	8/17 at 100.00	AA (5)	5,342,050
325	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (5)	350,776
	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2011F:
7,230	0.000%, 8/01/42 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 21.00	AA (5)	1,399,294
10,740	0.000%, 8/01/43 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 19.43	AA (5)	1,923,856
21,225	0.000%, 8/01/44 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 17.98	AA (5)	3,518,256
12,550	0.000%, 8/01/45 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 16.64	AA (5)	1,924,668
23,425	0.000%, 8/01/46 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 15.39	AA (5)	3,323,071
9,085	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 (Pre-refunded 8/01/17) – AMBAC Insured	8/17 at 100.00	A+ (5)	9,762,741
2,000	Sierra View Local Health Care District, California, Revenue Bonds, Series 2007, 5.250%, 7/01/37 (Pre-refunded 7/01/17)	7/17 at 100.00	A (5)	2,128,680
146,232	Total U.S. Guaranteed			90,276,535

Nuveen Investments	43

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 4.2% (3.0% of Total Investments)
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
$2,490	5.000%, 11/15/35	No Opt. Call	A	$2,924,630
1,835	5.500%, 11/15/37	No Opt. Call	A	2,308,981
10,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	11,555,900
4,280	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2013B, 5.000%, 7/01/28	7/23 at 100.00	AA–	5,227,421
3,750	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 2015-XF2047,18.109%, 7/01/20 (IF) (6)	No Opt. Call	AA–	6,083,850
1,000	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%, 7/01/28	1/20 at 100.00	AA–	1,148,020
2,975	Southern California Public Power Authority, California, Revenue Bonds, Apex Power Project Series 2014A, 5.000%, 7/01/37	7/24 at 100.00	AA–	3,498,541
26,330	Total Utilities			32,747,343
	Water and Sewer – 15.7% (11.2% of Total Investments)
13,200	Atwater Public Financing Authority, California, Wastewater Revenue Bonds, Series 2010, 5.125%, 5/01/40 – AGM Insured	5/19 at 100.00	AA	13,997,016
11,600	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34	4/23 at 100.00	AA–	13,670,948
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Series 2012:
8,000	5.000%, 7/01/37	No Opt. Call	Baa3	8,291,840
12,200	5.000%, 11/21/45	No Opt. Call	Baa3	12,488,408
1,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/31	6/25 at 100.00	AAA	1,230,460
3,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	3,443,820
2,250	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA	2,297,745
16,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2012A, 5.000%, 7/01/43	7/22 at 100.00	AA	18,694,559
10,515	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA	12,275,421
9,500	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Series 2015A, 5.000%, 6/01/44	6/25 at 100.00	AA+	11,210,285
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien Series 2013A:
2,000	5.000%, 6/01/34	6/23 at 100.00	AA	2,364,760
3,500	5.000%, 6/01/35	6/23 at 100.00	AA	4,125,485
1,500	Metropolitan Water District of Southern California, Water Revenue Refunding Bonds, Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	AAA	1,774,890
670	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 17.827%, 7/01/35 (IF) (6)	7/19 at 100.00	AAA	1,018,346

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured	9/16 at 100.00	N/R	$1,527,075
2,500	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33	6/24 at 100.00	AA	2,984,075
9,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2008A, 5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	AA+	9,763,470
107,935	Total Water and Sewer			121,158,603
$1,108,062	Total Long-Term Investments (cost $954,948,829)			1,079,765,036
	Floating Rate Obligations – (0.1)%			(390,000)
	Institutional MuniFund Term Preferred Shares, at Liquidation Preference – (4.7)% (7)			(36,000,000)
	Variable Rate Demand Preferred Shares, at Liquidation Preference – (37.8)% (8)			(291,600,000)
	Other Assets Less Liabilities – 2.6%			19,691,253
	Net Assets Applicable to Common Shares – 100%			$771,466,289

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The coupon for this security increased 0.25% effective January 1, 2016 and will increase an additional 0.25% effective July 1, 2016.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	Institutional MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 3.3%.
(8)	Variable Rate Demand Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 27.0%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	45

NAC
Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 142.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 142.3% (100.0% of Total Investments)
	Consumer Staples – 7.8% (5.5% of Total Investments)
$3,305	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	5/16 at 100.00	Baa1	$3,338,017
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
11,840	5.600%, 6/01/36	12/18 at 100.00	B	11,871,731
13,060	5.650%, 6/01/41	12/18 at 100.00	B2	13,075,150
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005:
1,855	4.250%, 6/01/21	5/16 at 100.00	BBB+	1,855,260
3,735	5.250%, 6/01/45	5/16 at 100.00	B–	3,668,928
3,995	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33	5/16 at 100.00	Baa1	3,995,839
5,265	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	5/16 at 100.00	BBB+	5,353,241
25,000	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2006A, 0.000%, 6/01/46	6/16 at 15.78	CCC	2,706,250
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
13,375	5.000%, 6/01/33	6/17 at 100.00	B–	12,694,748
17,775	5.750%, 6/01/47	6/17 at 100.00	B–	17,185,759
5,075	5.125%, 6/01/47	6/17 at 100.00	B–	4,555,980
45,585	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B–	43,029,046
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
8,500	5.375%, 6/01/38	5/16 at 100.00	B–	8,112,060
1,250	5.500%, 6/01/45	5/16 at 100.00	B–	1,200,588
2,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.125%, 6/01/46	5/16 at 100.00	B+	1,909,120
161,615	Total Consumer Staples			134,551,717
	Education and Civic Organizations – 3.8% (2.7% of Total Investments)
2,225	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	A1	2,497,807
3,000	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	Ba1	3,071,400
4,075	California Educational Facilities Authority, Revenue Bonds, Santa Clara University, Series 2010, 5.000%, 2/01/40	2/20 at 100.00	Aa3	4,567,831
605	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	5/16 at 100.00	A3	607,009
2,165	California Educational Facilities Authority, Revenue Bonds, University of San Francisco, Series 2011, 6.125%, 10/01/36	10/21 at 100.00	A2	2,647,470
10,000	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2007A, 4.500%, 10/01/33 (UB)	10/17 at 100.00	Aa1	10,522,600
2,470	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 09-11B, 17.981%, 10/01/38 (IF) (4)	10/18 at 100.00	Aa1	3,491,493
965	California Infrastructure and Economic Development Bank, Revenue Bonds, Academy of Motion Picture Arts and Sciences Obligated Group, Series 2015A, 4.000%, 11/01/45	11/23 at 100.00	A	997,106

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$2,740	California Infrastructure and Economic Development Bond Bank, Revenue Bonds, Scripps Research Institute, Series 2005A, 5.000%, 7/01/24	5/16 at 100.00	Aa3	$2,751,289
3,980	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education, Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	4,642,750
1,000	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013, 5.000%, 10/01/38	10/23 at 100.00	Baa1	1,095,000
2,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.250%, 6/01/40	6/20 at 100.00	A–	2,862,625
6,000	California State Public Works Board, Lease Revenue Bonds, California State University Projects, Series 1997C, 5.400%, 10/01/22	4/16 at 100.00	Aa3	6,026,460
4,000	California State Public Works Board, Lease Revenue Refunding Bonds, Community Colleges Projects, Series 1996B, 5.625%, 3/01/19 – AMBAC Insured	3/16 at 100.00	A1	4,071,200
5,000	California State University, Systemwide Revenue Bonds, Series 2015A, 5.000%, 11/01/38	11/25 at 100.00	Aa2	5,930,850
2,750	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Series 2014, 5.000%, 11/15/44 – AGM Insured	11/24 at 100.00	AA	3,112,423
4,300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	4,849,110
1,815	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	2,192,629
59,590	Total Education and Civic Organizations			65,937,052
	Health Care – 23.6% (16.6% of Total Investments)
3,705	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Sharp HealthCare, Series 2014A, 5.000%, 8/01/43	8/23 at 100.00	AA–	4,223,774
3,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 7.250%, 3/01/36	3/21 at 100.00	Ba3	3,313,800
715	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43	8/25 at 100.00	AA–	828,192
5,135	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/46	11/25 at 100.00	AA–	5,953,827
16,405	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AA	18,334,556
5,100	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	5,848,935
1,250	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health Services, Series 2012A, 5.000%, 10/01/33	No Opt. Call	AA–	1,442,838
3,135	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	3,640,049
6,200	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	7,097,264
6,420	California Health Facilities Financing Authority, Revenue Bonds, Rady Children's Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	AA–	7,213,063
3,000	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	AA–	3,431,580
7,250	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46	11/16 at 100.00	AA–	7,469,313
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B:
2,470	6.000%, 8/15/42	8/20 at 100.00	AA–	2,965,630
6,530	6.000%, 8/15/42 (UB)	8/20 at 100.00	AA–	7,840,310
49,980	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	51,491,895

Nuveen Investments	47

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$3,795	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	$4,181,521
	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007:
4,190	5.250%, 2/01/27	2/17 at 100.00	A–	4,330,994
6,550	5.250%, 2/01/46	No Opt. Call	A–	6,681,983
1,200	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/44	12/24 at 100.00	BB+	1,299,204
3,000	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2015A, 5.000%, 3/01/45	3/26 at 100.00	A	3,449,520
1,335	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	A	1,512,208
21,090	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	24,005,693
7,190	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.712%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	9,144,756
23,125	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	27,698,662
1,440	California Statewide Community Development Authority, Revenue Bonds, Children's Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	1,490,702
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
13,350	5.500%, 7/01/24 (5)	5/16 at 100.00	CCC	13,367,222
7,405	5.500%, 7/01/30 (5)	5/16 at 100.00	CCC	7,404,482
150	5.500%, 7/01/35 (5)	5/16 at 100.00	CCC	149,246
10,000	5.250%, 7/01/39 (5)	5/16 at 100.00	CCC	9,950,000
3,230	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	3,283,941
3,385	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	AA–	3,904,394
	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2003A:
200	5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA–	211,094
17,470	5.000%, 8/15/38 – AMBAC Insured (UB) (4)	8/17 at 100.00	AA–	18,439,061
5,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2008B, 5.250%, 11/15/48	5/18 at 100.00	AA–	5,416,500
4,565	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 19.123%, 11/15/46 (IF) (4)	11/16 at 100.00	AA–	5,117,137
8,615	Madera County, California, Certificates of Participation, Children's Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	AA–	9,643,028
6,200	Madera County, California, Certificates of Participation, Valley Children's Hospital Project, Series 1995, 5.750%, 3/15/28 – NPFG Insured	3/16 at 100.00	AA–	6,223,188
11,400	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	BBB	12,592,782
740	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB	781,262
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009:
10,500	6.625%, 11/01/29	11/19 at 100.00	Ba1	11,745,720
6,885	6.750%, 11/01/39	11/19 at 100.00	Ba1	7,718,774
27,035	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	28,865,540

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$17,225	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	$17,770,688
11,750	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB+	14,403,150
2,600	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2009E, 5.000%, 5/15/38	5/17 at 101.00	AA–	2,717,208
10,700	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A–	12,434,791
371,615	Total Health Care			407,029,477
	Housing/Multifamily – 1.6% (1.2% of Total Investments)
8,965	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	9,901,394
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A:
6,540	5.125%, 8/15/32	8/22 at 100.00	BBB	7,235,333
3,580	5.500%, 8/15/47	8/22 at 100.00	BBB	4,010,567
2,980	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	3,463,922
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
590	5.250%, 8/15/39	8/24 at 100.00	BBB	666,423
1,590	5.250%, 8/15/49	8/24 at 100.00	BBB	1,790,117
1,230	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Augusta Communities Mobile Home Park, Series 2012A, 5.000%, 5/15/39	5/22 at 100.00	A–	1,327,859
25,475	Total Housing/Multifamily			28,395,615
	Housing/Single Family – 1.4% (1.0% of Total Investments)
16,790	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2006M, 4.625%, 8/01/26 (Alternative Minimum Tax)	5/16 at 100.00	A	16,803,768
4,870	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007G, 5.050%, 2/01/29 (Alternative Minimum Tax)	2/17 at 100.00	A	4,947,141
2,395	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 9.744%, 2/01/29 (Alternative Minimum Tax) (IF)	2/17 at 100.00	A	2,429,368
24,055	Total Housing/Single Family			24,180,277
	Industrials – 0.2% (0.2% of Total Investments)
4,055	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB+	4,280,904
5,120	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (6)	No Opt. Call	N/R	15,360
9,175	Total Industrials			4,296,264
	Long-Term Care – 0.5% (0.3% of Total Investments)
7,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40	5/20 at 100.00	AA–	8,144,920
175	California Statewide Community Development Authority, Certificates of Participation, Internext Group, Series 1999, 5.375%, 4/01/17	4/16 at 100.00	BBB+	175,781
7,175	Total-Long Term Care			8,320,701

Nuveen Investments	49

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 35.8% (25.1% of Total Investments)
$4,125	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/25 – AGM Insured	No Opt. Call	AA	$3,400,650
3,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa3	3,650,310
2,325	Baldwin Park Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2002 Series 2006, 0.000%, 8/01/30 – AMBAC Insured	8/16 at 50.16	A+	1,155,014
8,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2013, 5.000%, 2/01/29	No Opt. Call	AA–	9,570,800
5,245	California State, General Obligation Bonds, Various Purpose Refunding Series 2012, 5.000%, 9/01/36	No Opt. Call	AA–	6,172,368
	California State, General Obligation Bonds, Various Purpose Refunding Series 2014:
4,690	5.000%, 8/01/31	8/24 at 100.00	AA–	5,642,539
4,000	5.000%, 8/01/33	8/24 at 100.00	AA–	4,771,920
12,000	5.000%, 10/01/33	10/24 at 100.00	AA–	14,356,920
	California State, General Obligation Bonds, Various Purpose Refunding Series 2015:
3,000	5.000%, 8/01/28	8/25 at 100.00	AA–	3,719,670
780	5.000%, 8/01/31	2/25 at 100.00	AA–	938,527
2,875	5.000%, 8/01/32	2/25 at 100.00	AA–	3,436,401
4,600	5.000%, 9/01/32	9/25 at 100.00	AA–	5,550,314
5,750	5.000%, 8/01/34	8/25 at 100.00	AA–	6,875,333
140	California State, General Obligation Bonds, Various Purpose Series 2000, 5.625%, 5/01/22 – FGIC Insured	5/16 at 100.00	Aa3	140,661
3,200	California State, General Obligation Bonds, Various Purpose Series 2008, 5.125%, 4/01/33 California State, General Obligation Bonds, Various Purpose Series 2009:	4/18 at 100.00	AA–	3,469,376
64,195	6.000%, 11/01/39	11/19 at 100.00	AA–	75,459,294
5,005	5.500%, 11/01/39	11/19 at 100.00	AA–	5,742,737
	California State, General Obligation Bonds, Various Purpose Series 2010:
14,000	6.000%, 3/01/33	3/20 at 100.00	AA–	16,626,400
13,100	5.500%, 3/01/40	3/20 at 100.00	AA–	15,173,992
10,605	5.250%, 11/01/40	11/20 at 100.00	AA–	12,382,292
	California State, General Obligation Bonds, Various Purpose Series 2011:
7,215	5.250%, 10/01/28	No Opt. Call	AA–	8,621,709
10,520	5.000%, 9/01/31	No Opt. Call	AA–	12,349,323
12,725	5.000%, 9/01/41	9/21 at 100.00	AA–	14,662,763
14,915	5.000%, 10/01/41	10/21 at 100.00	AA–	17,218,473
	California State, General Obligation Bonds, Various Purpose Series 2013:
7,475	5.000%, 4/01/37	4/23 at 100.00	AA–	8,724,222
7,255	5.000%, 2/01/43	No Opt. Call	AA–	8,346,442
15,145	5.000%, 4/01/43	4/23 at 100.00	AA–	17,473,392
5,000	5.000%, 11/01/43	11/23 at 100.00	AA–	5,825,850
	California State, General Obligation Bonds, Various Purpose Series 2014:
22,970	5.000%, 5/01/32	5/24 at 100.00	AA–	27,358,419
8,910	5.000%, 10/01/39	10/24 at 100.00	AA–	10,463,904
10,245	5.000%, 12/01/43	12/23 at 100.00	AA–	11,953,661
	California State, General Obligation Bonds, Various Purpose Series 2015:
9,500	5.000%, 3/01/45	3/25 at 100.00	AA–	11,079,375
4,780	5.000%, 8/01/45	8/25 at 100.00	AA–	5,606,605
3,550	Centinela Valley Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2002A, 5.250%, 2/01/26 – NPFG Insured	No Opt. Call	AA–	4,229,328
25,000	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/46 – AGM Insured	No Opt. Call	AA	5,074,500

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Desert Community College District, Riverside County, California, General Obligation Bonds,
	Refunding Series 2016:
$1,430	5.000%, 8/01/33	2/26 at 100.00	AA–	$1,738,194
9,235	5.000%, 8/01/36	2/26 at 100.00	AA–	11,081,723
5,150	Hacienda La Puente Unified School District Facilities Financing Authority, California, General Obligation Revenue Bonds, Series 2007, 5.000%, 8/01/26 – AGM Insured	No Opt. Call	AA	6,452,384
5,630	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured	No Opt. Call	AA	3,404,348
15,335	Los Angeles Community College District, California, General Obligation Bonds, Series 2015A, 5.000%, 8/01/31	8/24 at 100.00	AA+	18,658,861
	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2014C:
5,000	5.000%, 7/01/29	No Opt. Call	Aa2	6,099,500
10,000	5.000%, 7/01/30	No Opt. Call	Aa2	12,113,800
4,100	Monrovia Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	AA–	3,018,174
10,765	North Orange County Community College District, California, General Obligation Bonds, Election of 2002 Series 2003B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	Aa1	7,987,307
1,815	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51 – AGM Insured	8/37 at 100.00	AA	946,268
1,250	Oxnard School District, Ventura County, California, General Obligation Bonds, Election 2012 Series 2013B, 5.000%, 8/01/43 – AGM Insured	8/23 at 100.00	AA	1,406,363
2,575	Oxnard School District, Ventura County, California, General Obligation Refunding Bonds, Series 2001A, 5.750%, 8/01/30 – NPFG Insured	2/22 at 103.00	AA–	3,191,996
5,000	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation Bonds, Refunding Election 2012 Series 2013A, 5.000%, 8/01/43	8/23 at 100.00	Aa2	5,841,900
8,250	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	8,609,370
28,000	San Bernardino Community College District, California, General Obligation Bonds, Election of 2008 Series 2009B, 0.000%, 8/01/44	No Opt. Call	Aa2	8,748,880
6,500	San Diego Community College District, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 8/01/41	8/21 at 100.00	AA+	7,567,105
1,850	San Juan Capistano, California, General Obligation Bonds, Open Space Program, Tender Option Bond Trust 2015-XF0048, 17.948%, 8/01/17 (IF)	No Opt. Call	AAA	2,780,772
4,970	San Rafael City High School District, Marin County, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	AA+	3,629,889
2,200	Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo Counties, California, General Obligation Bonds, Series 2003B, 5.625%, 8/01/24 – AGM Insured	No Opt. Call	Aa3	2,821,192
4,175	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2000, Series 2004, 0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa2	3,297,499
5,245	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36	8/21 at 100.00	Aa2	6,132,139
26,000	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA	16,983,980
	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2004 Election Series 2013B:
4,740	5.500%, 8/01/38	8/24 at 100.00	Aa3	5,745,686
4,830	5.500%, 8/01/40	8/24 at 100.00	Aa3	5,814,354
Nuveen Investments	51

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A:
$2,820	5.500%, 8/01/38	8/24 at 100.00	Aa3	$3,418,319
1,750	5.500%, 8/01/40	8/24 at 100.00	Aa3	2,106,650
2,015	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2012C, 5.000%, 8/01/26	8/22 at 100.00	Aa3	2,319,023
140,160	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	85,312,586
2,400	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	2,814,048
659,030	Total Tax Obligation/General			617,265,794
	Tax Obligation/Limited – 30.9% (21.7% of Total Investments)
1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 – AMBAC Insured	5/16 at 100.00	N/R	1,591,150
3,370	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.500%, 10/01/23 – RAAI Insured	5/16 at 100.00	AA	3,374,381
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2013G:
5,000	5.250%, 9/01/30	9/23 at 100.00	A+	6,084,500
11,000	5.250%, 9/01/32	9/23 at 100.00	A+	13,208,470
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A+	8,169,910
17,395	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39	10/24 at 100.00	A+	20,327,101
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/30	No Opt. Call	A+	1,181,940
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Yuba City Courthouse, Series 2013D, 5.000%, 6/01/32	6/23 at 100.00	A+	1,171,430
10,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A+	12,436,005
6,860	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A+	8,227,267
2,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012A, 5.000%, 4/01/33	No Opt. Call	A+	3,075,537
9,950	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A+	11,488,668
9,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2014E, 5.000%, 9/01/39	9/24 at 100.00	A+	10,504,170
2,905	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2009A, 7.000%, 10/01/36	10/19 at 100.00	A–	3,391,791
3,205	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A	3,295,958
	Commerce Community Development Commission, California, Tax Allocation Bonds, Merged Area Development Projects 2 & 3, Refunding Series 1998A:
470	5.650%, 8/01/18	8/16 at 100.00	N/R	471,227
2,765	5.700%, 8/01/28	8/16 at 100.00	N/R	2,768,705
4,480	Commerce Joint Power Financing Authority, California, Tax Allocation Bonds, Redevelopment Projects 2 & 3, Refunding Series 2003A, 5.000%, 8/01/28 – RAAI Insured	4/16 at 100.00	AA	4,488,064
4,250	Coronado Community Development Agency, California, Tax Allocation Bonds, Community Development Project, Series 2005, 5.000%, 9/01/30 – AMBAC Insured	5/16 at 100.00	A+	4,265,768

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,595	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2003A, 5.375%, 9/01/25 – AMBAC Insured	5/16 at 100.00	A+	$1,601,747
6,655	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/16 at 100.00	A	6,684,215
1,555	Fontana, California, Special Tax Bonds, Community Facilities District 2 Heritage Village, Refunding Series 1998A, 5.250%, 9/01/17 – NPFG Insured	3/16 at 100.00	AA–	1,595,601
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Refunding Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A–	1,115,530
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/30	6/23 at 100.00	A+	1,168,230
75,500	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A+	86,569,050
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
2,500	5.000%, 11/15/28	11/25 at 100.00	A	2,941,475
2,000	5.000%, 11/15/32	11/25 at 100.00	A	2,298,360
	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A:
1,750	5.000%, 9/01/25 – SYNCORA GTY Insured	5/16 at 100.00	BBB	1,752,678
6,690	5.000%, 9/01/35 – SYNCORA GTY Insured	5/16 at 100.00	BBB	6,695,419
1,500	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A	1,549,320
2,500	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Series 2013A, 5.000%, 2/01/38 – BAM Insured	2/23 at 100.00	AA	2,752,900
4,500	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured	No Opt. Call	N/R	4,989,285
	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1:
1,460	5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	1,502,895
2,435	5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BBB+	2,501,573
2,075	5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	2,127,539
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
1,475	5.000%, 9/01/26	9/16 at 100.00	N/R	1,500,621
3,395	5.125%, 9/01/36	9/16 at 100.00	N/R	3,443,956
	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2014A:
530	5.000%, 9/01/29	9/24 at 100.00	A–	629,762
1,900	5.000%, 9/01/30	9/24 at 100.00	A–	2,245,420
1,220	5.000%, 9/01/31	9/24 at 100.00	A–	1,434,000
1,955	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2015A, 5.000%, 9/01/43	9/25 at 100.00	BBB+	2,165,378
675	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	683,735
12,820	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	5/16 at 100.00	A1	12,845,255
5,080	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	5,837,784
1,625	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 6.750%, 9/01/26	9/21 at 100.00	A–	2,044,169
1,900	Modesto, California, Special Tax Bonds, Community Facilities District 2004-1 Village One 2, Refunding Series 2014, 5.000%, 9/01/31	9/24 at 100.00	BBB–	2,184,943
5,720	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	AA–	6,005,371

Nuveen Investments	53

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011:
$3,250	6.500%, 8/01/24	8/21 at 100.00	A	$4,112,680
3,000	7.000%, 8/01/32	8/21 at 100.00	A	3,762,270
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series 2009, 7.000%, 3/01/34	3/18 at 100.00	A+	1,107,330
	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Refunding Series 2010:
3,775	5.875%, 3/01/32	3/20 at 100.00	A+	4,394,780
1,500	6.000%, 3/01/36	3/20 at 100.00	A+	1,755,420
1,210	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	1,467,186
695	Ontario Redevelopment Financing Authority, California, Lease Revenue Bonds, Capital Projects, Series 2001, 5.250%, 8/01/18 – AMBAC Insured	5/16 at 100.00	AA–	698,037
29,800	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	AA–	37,326,884
1,180	Ontario, California, Special Tax Bonds, Community Facilities District 5, Freeway Interchange Project, Series 1997, 6.375%, 9/01/17	3/16 at 100.00	N/R	1,208,898
1,000	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2004, 5.000%, 12/01/24 – AMBAC Insured	5/16 at 100.00	A–	1,003,910
1,360	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	1,505,194
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
8,505	5.250%, 9/01/30	9/23 at 100.00	N/R	9,428,643
7,635	5.750%, 9/01/39	9/23 at 100.00	N/R	8,506,154
8,990	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	6/16 at 100.00	N/R	9,009,778
8,750	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/23 – AMBAC Insured	No Opt. Call	A+	6,855,363
13,655	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	2,106,284
3,920	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	4,505,491
	Redding Redevelopment Agency, California, Tax Allocation Bonds, Canby-Hilltop-Cypress Area Project, Series 2003A:
1,500	5.000%, 9/01/17 – NPFG Insured	5/16 at 100.00	AA–	1,506,180
1,500	5.000%, 9/01/20 – NPFG Insured	5/16 at 100.00	AA–	1,506,000
3,375	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	A–	3,963,533
705	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	879,882
2,885	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2010A, 6.000%, 10/01/39	10/20 at 100.00	A	3,332,637
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013:
555	5.000%, 9/01/30	9/22 at 100.00	N/R	616,117
710	5.000%, 9/01/42	9/22 at 100.00	N/R	769,910
25	Riverside Public Financing Authority, California, Revenue Bonds, Multiple Project Loans, Series 1991A, 8.000%, 2/01/18	8/16 at 100.00	N/R	25,557
3,540	Rohnert Park Community Development Commission, California, Tax Allocation Bonds, Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	AA–	3,716,611
2,645	Roseville, California, Special Tax Bonds, Community Facilities District 1 Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/16 at 100.00	N/R	2,668,355

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$385	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/31	9/25 at 100.00	N/R	$432,236
	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A:
7,690	5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A+	8,471,919
855	5.400%, 11/01/20 – NPFG Insured	No Opt. Call	AA–	944,390
4,250	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged Downtown Sacramento and Oak Park Projects, Series 2005A, 0.000%, 12/01/31 – FGIC Insured	No Opt. Call	AA–	2,257,855
475	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	539,733
2,135	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	2,443,764
10,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	AAA	11,868,700
1,535	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	1,677,555
2,000	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	2,289,460
575	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	694,836
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
575	7.000%, 8/01/33	2/21 at 100.00	BBB+	694,583
715	7.000%, 8/01/41	2/21 at 100.00	BBB+	863,699
255	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	284,664
9,435	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	3/16 at 100.00	AA	9,474,721
2,750	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35	8/20 at 100.00	A	3,116,713
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Refunding Series 2006D:
695	5.000%, 8/01/19 – AMBAC Insured	8/17 at 100.00	BBB+	736,881
910	5.000%, 8/01/21 – AMBAC Insured	8/17 at 100.00	BBB+	962,962
1,365	5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	1,438,847
2,765	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2003, 4.900%, 8/01/33 – FGIC Insured	5/16 at 100.00	AA–	2,810,374
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A:
370	4.360%, 8/01/16 – NPFG Insured	5/16 at 100.00	AA–	371,306
700	4.440%, 8/01/17 – NPFG Insured	5/16 at 100.00	AA–	702,478
1,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A, 5.000%, 8/01/27 – NPFG Insured	5/16 at 100.00	AA–	1,004,000
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
2,200	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	2,336,444
4,710	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	4,997,969
1,825	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2008B, 6.250%, 8/01/20	8/18 at 100.00	BBB+	2,027,411
7,860	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2011A, 6.750%, 9/01/28	3/21 at 100.00	AA–	9,641,941
2,770	Santa Ana Community Redevelopment Agency, Orange County, California, Tax Allocation Refunding Bonds, South Main Street Redevelopment, Series 2003B, 5.000%, 9/01/19 – FGIC Insured	5/16 at 100.00	AA–	2,781,274

Nuveen Investments	55

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 2003:
$4,625	5.000%, 6/01/17 – NPFG Insured	6/16 at 100.00	AA–	$4,679,298
2,695	5.000%, 6/01/20 – NPFG Insured	6/16 at 100.00	AA–	2,726,639
1,500	5.000%, 6/01/21 – NPFG Insured	6/16 at 100.00	AA–	1,517,610
2,840	5.000%, 6/01/23 – NPFG Insured	6/16 at 100.00	AA–	2,873,342
960	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	1,145,568
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006:
4,360	5.450%, 9/01/26	9/16 at 100.00	N/R	4,369,679
2,315	5.500%, 9/01/36	9/16 at 100.00	N/R	2,317,847
1,310	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 7.000%, 8/01/39	8/21 at 100.00	BBB+	1,636,753
1,350	Temecula Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-1 Improvement Area 1, Series 2012, 5.000%, 9/01/33	9/22 at 100.00	N/R	1,471,001
1,200	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39	3/21 at 100.00	A–	1,496,352
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33	12/21 at 100.00	A+	1,246,640
6,870	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured	5/16 at 100.00	AA–	6,875,908
1,620	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	1,788,707
6,530	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	6,855,847
5,000	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009, 6.250%, 11/01/39	11/19 at 100.00	AA	5,841,400
1,280	William S Hart School Financing Authority, California, Refunding Revenue Bonds, Series 2013, 5.000%, 9/01/34	9/23 at 100.00	A–	1,435,366
	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A:
865	6.000%, 9/01/26	9/21 at 100.00	A–	1,057,315
810	6.500%, 9/01/32	9/21 at 100.00	A–	986,386
492,210	Total Tax Obligation/Limited			532,315,710
	Transportation – 8.6% (6.0% of Total Investments)
1,715	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2012F-1, 5.000%, 4/01/30	No Opt. Call	AA	2,038,055
15,060	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	17,969,140
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
33,235	5.750%, 1/15/46	1/24 at 100.00	BBB–	38,917,188
33,235	6.000%, 1/15/53	1/24 at 100.00	BBB–	39,111,280
1,200	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	AA	1,410,864
1,250	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010D, 5.000%, 5/15/40 (UB) (4)	5/20 at 100.00	AA	1,417,163

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015D:
$865	5.000%, 5/15/31 (Alternative Minimum Tax)	5/25 at 100.00	AA	$1,020,069
3,805	5.000%, 5/15/33 (Alternative Minimum Tax)	5/25 at 100.00	AA	4,426,623
1,000	5.000%, 5/15/36 (Alternative Minimum Tax)	5/25 at 100.00	AA	1,151,190
11,335	5.000%, 5/15/41 (Alternative Minimum Tax)	5/25 at 100.00	AA	12,902,517
1,000	Los Angeles Harbors Department, California, Revenue Bonds, Refunding Series 2014B, 5.000%, 8/01/44	8/24 at 100.00	AA	1,153,480
	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C:
1,575	5.000%, 8/01/35	8/24 at 100.00	AA	1,854,011
2,000	5.000%, 8/01/44	8/24 at 100.00	AA	2,306,960
120	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006, 5.450%, 7/01/20 (Alternative Minimum Tax)	7/16 at 100.00	N/R	120,492
	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P:
1,000	5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	1,153,060
6,340	5.000%, 5/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	7,225,571
1,180	Sacramento Regional Transit District, California, Farebox Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/42	No Opt. Call	A–	1,323,488
4,550	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Senior Series 2013B, 5.000%, 7/01/43 (Alternative Minimum Tax)	7/23 at 100.00	A+	5,040,945
4,500	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2014B, 5.000%, 5/01/44	5/24 at 100.00	A+	5,140,800
2,465	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San Francisco International Airport, SFO Fuel Company LLC, Series 2000A, 6.125%, 1/01/27 – AGM Insured (Alternative Minimum Tax)	7/16 at 100.00	AA	2,476,807
127,430	Total Transportation			148,159,703
	U.S. Guaranteed – 13.7% (9.6% of Total Investments) (7)
11,100	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (7)	11,148,397
5,540	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 3211, 13.558%, 10/01/32 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (7)	7,544,317
10	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2002X, 5.500%, 12/01/17 – FGIC Insured (ETM)	No Opt. Call	AAA	10,869
2,000	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A, 5.000%, 10/01/27 (Pre-refunded 4/01/16) – NPFG Insured	4/16 at 100.00	Aa3 (7)	2,008,680
5,360	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/23 – AGM Insured (ETM)	No Opt. Call	AAA	6,714,097
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	A3 (7)	1,251,820
	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007:
2,960	5.250%, 2/01/27 (Pre-refunded 2/01/17)	2/17 at 100.00	N/R (7)	3,091,631
865	5.250%, 2/01/46 (Pre-refunded 2/01/17)	2/17 at 100.00	N/R (7)	903,467
3,025	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, North County Recycling Center, Series 1991A, 6.750%, 7/01/17 (ETM)	5/16 at 100.00	Aaa	3,091,248
21,235	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.404%, 3/01/33 (Pre-refunded 3/01//18) (IF)	3/18 at 100.00	AAA	24,974,484
11,360	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31 (Pre-refunded 7/15/17)	7/17 at 100.00	AA+ (7)	12,092,379

Nuveen Investments	57

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$2,010	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (7)	$2,417,588
6,000	Coachella Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2007, 5.000%, 9/01/31 (Pre-refunded 9/01/16) – AMBAC Insured	9/16 at 100.00	N/R (7)	6,145,140
5,425	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/31 (Pre-refunded 8/01/18) – AGM Insured	8/18 at 100.00	Aa1 (7)	5,991,641
16,300	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	19,381,352
5,000	El Centro Financing Authority, California, Water Revenue Bonds, Series 2006A, 4.750%, 10/01/31 (Pre-refunded 10/01/16) – AGM Insured	10/16 at 100.00	AA (7)	5,132,750
3,610	Hartnell Community College District, California, General Obligation Bonds, Series 2006B, 5.000%, 6/01/29 (Pre-refunded 6/01/16) – AGM Insured	6/16 at 100.00	AA (7)	3,654,836
	Hawthorne Community Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2, Series 2006:
1,770	5.000%, 9/01/26 (Pre-refunded 9/01/16) – SYNCORA GTY Insured	9/16 at 100.00	N/R (7)	1,812,551
3,865	5.250%, 9/01/36 (Pre-refunded 9/01/16) – SYNCORA GTY Insured	9/16 at 100.00	N/R (7)	3,962,785
3,135	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 (Pre-refunded 4/01/16) – NPFG Insured	4/16 at 100.00	AA (7)	3,148,637
320	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41 (Pre-refunded 5/15/16)	5/16 at 100.00	N/R (7)	323,846
1,000	Lindsay Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2007, 5.000%, 8/01/37 (Pre-refunded 8/01/17) – RAAI Insured	8/17 at 100.00	N/R (7)	1,064,570
13,670	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB+ (7)	15,506,154
5,170	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 6.000%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (7)	6,589,475
3,380	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 11738, 18.266%, 8/01/29 (Pre-refunded 2/01/19) (IF)	2/19 at 100.00	AAA	4,884,032
1,510	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 3020, 18.111%, 2/01/35 (Pre-refunded 2/01/19) (IF) (4)	2/19 at 100.00	AAA	2,181,950
5,840	Orange County Water District, California, Revenue Certificates of Participation, Series 1999A, 5.375%, 8/15/29 (ETM)	No Opt. Call	N/R (7)	7,622,485
905	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 – NPFG Insured (ETM)	No Opt. Call	AAA	1,167,767
	Panama-Buena Vista Union School District, California, Certificates of Participation, School Construction Project, Series 2006:
1,065	5.000%, 9/01/22 (Pre-refunded 9/01/16) – NPFG Insured	9/16 at 100.00	AA– (7)	1,090,762
1,120	5.000%, 9/01/23 (Pre-refunded 9/01/16) – NPFG Insured	9/16 at 100.00	AA– (7)	1,147,093
1,170	5.000%, 9/01/24 (Pre-refunded 9/01/16) – NPFG Insured	9/16 at 100.00	AA– (7)	1,198,302
15,070	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	BBB– (7)	17,237,669
2,760	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)	No Opt. Call	Aaa	3,449,972
1,460	Rohnert Park Community Development Commission, California, Tax Allocation Bonds, Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured (ETM)	8/17 at 100.00	AA– (7)	1,525,218
8,625	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, 300 Richards Boulevard Building Acquisition, Series 2006C, 5.000%, 12/01/36 (Pre-refunded 12/01/16) – AMBAC Insured	12/16 at 100.00	A+ (7)	8,930,066

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$2,000	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA (7)	$2,024,840
	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A:
11,320	5.250%, 5/15/25 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+ (7)	13,387,711
11,000	5.250%, 5/15/26 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+ (7)	13,009,260
2,600	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (7)	2,806,206
5,500	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 (Pre-refunded 8/01/17) – AMBAC Insured	8/17 at 100.00	A+ (7)	5,910,300
207,055	Total U.S. Guaranteed			235,536,347
	Utilities – 3.0% (2.1% of Total Investments)
5,735	California Statewide Communities Development Authority, Certificates of Participation, Rio Bravo Fresno Project, Refunding Series 1999A, 6.500%, 12/01/18	6/16 at 100.00	N/R	5,735,516
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
7,970	5.000%, 11/15/35	No Opt. Call	A	9,361,164
7,610	5.500%, 11/15/37	No Opt. Call	A	9,575,663
5,230	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	6,043,736
4,865	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2013B, 5.000%, 7/01/28	7/23 at 100.00	AA–	5,941,916
4,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B, 5.000%, 7/01/43	1/24 at 100.00	AA–	4,636,720
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 2015-XF2047, 18.109%, 7/01/20 (IF) (4)	No Opt. Call	AA–	4,867,080
2,500	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Tender Option Bond Trust 1186, 17.519%, 8/15/41 (IF) (4)	8/23 at 100.00	AA–	4,074,000
1,565	Southern California Public Power Authority, California, Revenue Bonds, Apex Power Project Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	AA–	1,855,214
42,475	Total Utilities			52,091,009
	Water and Sewer – 11.4% (8.0% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A:
3,010	5.000%, 10/01/29	4/23 at 100.00	AA–	3,630,512
4,250	5.000%, 10/01/30	4/23 at 100.00	AA–	5,094,943
4,000	5.000%, 10/01/34	4/23 at 100.00	AA–	4,714,120
1,020	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2002X, 5.500%, 12/01/17 – FGIC Insured	No Opt. Call	AAA	1,111,310
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
3,925	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	4,303,684
36,420	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	39,783,384
175	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured	5/16 at 100.00	AA	175,737
385	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2004A, 5.250%, 10/01/24 – AGM Insured	5/16 at 100.00	AA	386,586

Nuveen Investments	59

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,500	Central Basin Municipal Water District, California, Certificates of Participation, Tender Option Bond Trust 3152, 18.411%, 8/01/33 – AGM Insured (IF)	2/20 at 100.00	AA	$3,693,300
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2015A:
2,000	5.000%, 6/01/31	6/25 at 100.00	AAA	2,460,920
10,500	5.000%, 6/01/32	6/25 at 100.00	AAA	12,821,655
10,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44	6/24 at 100.00	AAA	11,659,300
1,950	East Valley Water District Financing Authority, California, Refunding Revenue Bonds, Series 2010, 5.000%, 10/01/40	10/20 at 100.00	AA–	2,211,417
1,600	Eastern Municipal Water District, California, Water and Sewerage System Revenue Certificates of Participation, Tender Option Bond Trust 2015-XF0072, 14.573%, 1/01/30 (IF)	7/18 at 100.00	AA+	2,361,760
750	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA	765,915
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A:
23,430	5.250%, 7/01/39 (UB)	1/21 at 100.00	AA+	27,112,259
2,000	5.000%, 7/01/41	1/21 at 100.00	AA	2,284,300
6,710	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA	7,833,388
1,570	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Series 2015A, 5.000%, 6/01/32	6/25 at 100.00	AA+	1,921,523
1,485	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien Series 2013A, 5.000%, 6/01/35	6/23 at 100.00	AA	1,750,384
4,705	Madera Irrigation District. California, Water Revenue Refunding Bonds, Series 2008, 5.500%, 1/01/38	1/18 at 100.00	A	5,042,301
2,000	Metropolitan Water District of Southern California, Water Revenue Refunding Bonds, Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	AAA	2,366,520
670	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 17.827%, 7/01/35 (IF) (4)	7/19 at 100.00	AAA	1,018,346
3,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured	9/16 at 100.00	N/R	3,563,175
2,525	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Crossover Refunding Series 2001, 5.500%, 12/01/20 – AMBAC Insured	No Opt. Call	AA	3,062,926
3,000	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33	6/24 at 100.00	AA	3,580,890
	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A:
12,000	5.250%, 5/15/27	5/20 at 100.00	AA+	14,152,920
7,170	5.250%, 5/15/28	5/20 at 100.00	AA+	8,436,867
5,580	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2011A, 5.000%, 11/01/41 (UB)	11/21 at 100.00	AA–	6,466,662
	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Tender Option Bond Trust 2015-XF0226:
750	18.203%, 11/01/28 (IF)	11/21 at 100.00	AA–	1,403,910
750	18.103%, 11/01/43 (IF)	5/22 at 100.00	AA–	1,219,770
	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds, Series 2015:
3,000	5.000%, 8/01/40	8/25 at 100.00	AA	3,548,670
1,600	5.000%, 8/01/45	8/25 at 100.00	AA	1,882,464

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$4,000	West Basin Municipal Water District, California, Certificates of Participation, Refunding Series 2008B, 5.000%, 8/01/28 – AGC Insured	8/18 at 100.00	AA	$4,402,240
168,930	Total Water and Sewer			196,224,058
$2,355,830	Total Long-Term Investments (cost $2,174,696,806)			2,454,303,724
	Floating Rate Obligations – (4.7)%			(81,490,000)
	Variable Rate Demand Preferred Shares, at Liquidation Preference – (40.6)% (8)			(699,600,000)
	Other Assets Less Liabilities – 3.0%			51,531,846
	Net Assets Applicable to Common Shares – 100%			$1,724,745,570

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	The coupon for this security increased 0.25% effective January 1, 2016 and will increase an additional 0.25% effective July 1, 2016.
(6)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(7)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 28.5%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	61

NVX
Nuveen California Dividend Advantage Municipal Fund 2
	Portfolio of Investments	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 140.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 140.1% (100.0% of Total Investments)
	Consumer Staples – 8.1% (5.8% of Total Investments)
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
$2,000	5.600%, 6/01/36	12/18 at 100.00	B	$2,005,360
2,000	5.650%, 6/01/41	12/18 at 100.00	B2	2,002,320
255	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	5/16 at 100.00	BBB+	255,036
1,995	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33	5/16 at 100.00	Baa1	1,995,419
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,770	5.000%, 6/01/33	6/17 at 100.00	B–	3,578,258
6,040	5.750%, 6/01/47	6/17 at 100.00	B–	5,839,774
3,660	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B–	3,454,784
19,720	Total Consumer Staples			19,130,951
	Education and Civic Organizations – 2.7% (1.9% of Total Investments)
1,775	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	A1	1,992,633
555	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education, Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	647,419
2,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.250%, 6/01/40	6/20 at 100.00	A–	2,862,625
850	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	958,545
5,680	Total Education and Civic Organizations			6,461,222
	Health Care – 15.8% (11.3% of Total Investments)
570	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43	8/25 at 100.00	AA–	660,237
395	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	453,006
435	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	505,079
855	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	978,736
895	California Health Facilities Financing Authority, Revenue Bonds, Rady Children's Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	AA–	1,005,559
1,500	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46	11/16 at 100.00	AA–	1,545,375
2,470	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	A–	2,553,116
1,300	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2015A, 5.000%, 3/01/35	3/26 at 100.00	A	1,532,531
3,200	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	3,642,400

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$5,245	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.500%, 7/01/35 (4)	5/16 at 100.00	CCC	$5,218,618
425	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	432,098
1,035	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2004D, 5.050%, 8/15/38 – AGM Insured	8/18 at 100.00	AA	1,102,203
1,610	Madera County, California, Certificates of Participation, Children's Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	AA–	1,802,121
455	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB	480,371
1,500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Ba1	1,677,960
4,800	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	5,125,008
5,785	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	5,968,269
2,250	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB+	2,758,050
34,725	Total Health Care			37,440,737
	Housing/Multifamily – 1.4% (1.0% of Total Investments)
1,280	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,413,696
410	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	459,311
940	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	1,092,647
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
80	5.250%, 8/15/39	8/24 at 100.00	BBB	90,362
220	5.250%, 8/15/49	8/24 at 100.00	BBB	247,689
2,930	Total Housing/Multifamily			3,303,705
	Housing/Single Family – 3.1% (2.2% of Total Investments)
5,775	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2006M, 4.650%, 8/01/31 (Alternative Minimum Tax)	5/16 at 100.00	A	5,777,483
1,490	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007G, 5.050%, 2/01/29 (Alternative Minimum Tax)	2/17 at 100.00	A	1,513,602
7,265	Total Housing/Single Family			7,291,085
	Industrials – 0.0% (0.0% of Total Investments)
3,175	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (5)	No Opt. Call	N/R	9,525
	Tax Obligation/General – 32.8% (23.4% of Total Investments)
1,300	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa3	1,581,801
4,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2014, 5.000%, 8/01/31	8/24 at 100.00	AA–	4,812,400
	California State, General Obligation Bonds, Various Purpose Refunding Series 2015:
675	5.000%, 8/01/32	2/25 at 100.00	AA–	806,807
2,000	5.000%, 8/01/34	8/25 at 100.00	AA–	2,391,420

Nuveen Investments	63

NVX	Nuveen California Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$13,850	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 4/01/38	4/19 at 100.00	AA–	$15,914,480
	California State, General Obligation Bonds, Various Purpose Series 2010:
2,000	6.000%, 3/01/33	3/20 at 100.00	AA–	2,375,200
1,000	5.250%, 11/01/40	11/20 at 100.00	AA–	1,167,590
	California State, General Obligation Bonds, Various Purpose Series 2011:
4,850	5.250%, 10/01/28	No Opt. Call	AA–	5,795,605
2,300	5.000%, 9/01/41	9/21 at 100.00	AA–	2,650,244
2,190	5.000%, 10/01/41	10/21 at 100.00	AA–	2,528,224
	California State, General Obligation Bonds, Various Purpose Series 2013:
2,500	5.000%, 2/01/43	No Opt. Call	AA–	2,876,100
2,240	5.000%, 11/01/43	11/23 at 100.00	AA–	2,609,981
	California State, General Obligation Bonds, Various Purpose Series 2014:
2,000	5.000%, 5/01/32	5/24 at 100.00	AA–	2,382,100
1,815	5.000%, 10/01/44	10/24 at 100.00	AA–	2,116,399
32,730	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/46 – AGM Insured	No Opt. Call	AA	6,643,535
1,285	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009D, 5.000%, 7/01/27	7/19 at 100.00	Aa2	1,467,033
1,265	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 5.000%, 8/01/32 – NPFG Insured	8/17 at 100.00	AA–	1,327,010
10,330	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	4,791,157
2,000	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2011, 0.000%, 8/01/45	No Opt. Call	A+	1,779,840
2,000	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	2,087,120
1,425	San Joaquin Delta Community College District, California, General Obligation Bonds, Refunding Series 2015A, 5.000%, 8/01/32	8/25 at 100.00	Aa2	1,714,432
21,000	San Marcos Unified School District, San Diego County, California, General Obligation Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51	No Opt. Call	AA–	4,828,530
1,000	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36	8/21 at 100.00	Aa2	1,169,140
1,600	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	1,876,032
117,355	Total Tax Obligation/General			77,692,180
	Tax Obligation/Limited – 25.7% (18.3% of Total Investments)
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/31	9/23 at 100.00	A+	8,453,549
3,525	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A+	4,114,133
3,770	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012G, 5.000%, 11/01/37	11/22 at 100.00	A+	4,378,440
4,520	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2014E, 5.000%, 9/01/39	9/24 at 100.00	A+	5,275,428
960	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/16 at 100.00	A	964,214
10,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A+	11,466,099
2,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/28	11/25 at 100.00	A	2,353,180
1,800	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A	1,859,184

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,500	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Series 2013A, 5.000%, 2/01/38 – BAM Insured	2/23 at 100.00	AA	$1,651,740
870	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	895,561
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
205	5.000%, 9/01/26	9/16 at 100.00	N/R	208,561
470	5.125%, 9/01/36	9/16 at 100.00	N/R	476,777
1,000	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,106,200
415	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	420,370
800	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	5/16 at 100.00	A1	801,576
1,350	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	1,551,380
750	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	932,625
475	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A	601,084
175	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	212,196
195	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	215,818
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
1,190	5.250%, 9/01/30	9/23 at 100.00	N/R	1,319,234
1,075	5.750%, 9/01/39	9/23 at 100.00	N/R	1,197,658
6,275	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	967,919
550	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	632,148
100	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	124,806
225	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/37	9/25 at 100.00	N/R	249,467
	San Buenaventura Redevelopment Agency, California, Merged Project Areas Tax Allocation Bonds, Series 2008:
1,000	7.750%, 8/01/28	8/16 at 102.00	A	1,047,410
1,325	8.000%, 8/01/38	8/16 at 102.00	A	1,389,991
60	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	68,177
990	San Diego, California, Special Tax Bonds, Community Facilities District 4 Black Mountain Ranch Villages, Series 2008A, 6.000%, 9/01/37	9/16 at 100.00	N/R	1,023,056
210	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	229,503
80	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	96,673

Nuveen Investments	65

NVX	Nuveen California Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
$85	7.000%, 8/01/33	2/21 at 100.00	BBB+	$102,677
105	7.000%, 8/01/41	2/21 at 100.00	BBB+	126,837
995	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Refunding Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	1,048,830
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
1,100	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	1,168,222
765	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	811,772
140	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	167,062
930	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.500%, 9/01/36	9/16 at 100.00	N/R	931,144
240	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	292,262
59,220	Total Tax Obligation/Limited			60,932,963
	Transportation – 15.3% (10.9% of Total Investments)
2,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/48	4/23 at 100.00	AA–	2,324,180
2,240	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	2,672,701
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
4,940	5.750%, 1/15/46	1/24 at 100.00	BBB–	5,784,592
4,935	6.000%, 1/15/53	1/24 at 100.00	BBB–	5,807,557
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015D:
870	5.000%, 5/15/31 (Alternative Minimum Tax)	5/25 at 100.00	AA	1,025,965
3,810	5.000%, 5/15/33 (Alternative Minimum Tax)	5/25 at 100.00	AA	4,432,440
1,000	5.000%, 5/15/36 (Alternative Minimum Tax)	5/25 at 100.00	AA	1,151,190
4,000	Los Angeles Harbors Department, California, Revenue Bonds, Refunding Series 2014B, 5.000%, 8/01/44	8/24 at 100.00	AA	4,613,920
	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P:
1,545	5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	1,781,478
1,000	5.000%, 5/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	1,139,680
1,000	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	1,153,390
4,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Senior Series 2013B, 5.000%, 7/01/43 (Alternative Minimum Tax)	7/23 at 100.00	A+	4,431,600
31,340	Total Transportation			36,318,693
	U.S. Guaranteed – 11.4% (8.1% of Total Investments) (6)
1,930	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (6)	1,938,415
1,430	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 3211, 13.558%, 10/01/32 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (6)	1,947,360
1,745	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27 (Pre-refunded 2/01/17)	2/17 at 100.00	N/R (6)	1,822,600

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$2,225	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31 (Pre-refunded 7/15/17)	7/17 at 100.00	AA+ (6)	$2,368,446
2,945	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.404%, 3/01/33 (Pre-refunded 3/01/18) (IF)	3/18 at 100.00	AAA	3,463,615
1,400	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	AA– (6)	1,428,448
1,785	Hawthorne Community Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2, Series 2006, 5.250%, 9/01/36 (Pre-refunded 3/01/16) – SYNCORA GTY Insured	3/16 at 100.00	N/R (6)	1,830,161
545	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 (Pre-refunded 4/01/16) – NPFG Insured	4/16 at 100.00	AA (6)	547,371
205	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41 (Pre-refunded 5/15/16)	5/16 at 100.00	N/R (6)	207,464
2,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB+ (6)	2,268,640
3,085	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	BBB– (6)	3,528,746
2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 (ETM)	No Opt. Call	C (6)	2,637,480
750	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA (6)	759,315
825	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (6)	890,431
1,315	University of California, Limited Project Revenue Bonds, Series 2007D, 5.000%, 5/15/41 (Pre-refunded 5/15/16) – FGIC Insured	5/16 at 101.00	AA– (6)	1,341,695
24,185	Total U.S. Guaranteed			26,980,187
	Utilities – 10.7% (7.7% of Total Investments)
2,355	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	2,766,065
14,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	16,178,256
1,500	Southern California Public Power Authority, California, Revenue Bonds, Apex Power Project Series 2014A, 5.000%, 7/01/38	7/24 at 100.00	AA–	1,758,450
4,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33	No Opt. Call	A	4,756,360
21,855	Total Utilities			25,459,131
	Water and Sewer – 13.1% (9.4% of Total Investments)
5,240	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	5,723,914
1,400	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/31	6/25 at 100.00	AAA	1,722,644
4,265	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	4,895,964
7,890	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA	9,210,943

Nuveen Investments	67

NVX	Nuveen California Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,000	Metropolitan Water District of Southern California, Water Revenue Refunding Bonds, Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	AAA	$1,183,260
1,160	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 17.827%, 7/01/35 (IF) (7)	7/19 at 100.00	AAA	1,763,107
5,825	Sacramento, California, Wastewater Revenue Bonds, Series 2013, 5.000%, 9/01/42	9/23 at 100.00	AA	6,594,366
26,780	Total Water and Sewer			31,094,198
$354,230	Total Long-Term Investments (cost $301,835,208)			332,114,577
	Floating Rate Obligations – (0.4)%			(965,000)
	Variable Rate Demand Preferred Shares, at Liquidation Preference – (41.3)% (8)			(98,000,000)
	Other Assets Less Liabilities – 1.6%			3,948,512
	Net Assets Applicable to Common Shares – 100%			$237,098,089

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The coupon for this security increased 0.25% effective January 1, 2016 and will increase an additional 0.25% effective July 1, 2016.
(5)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)	Variable Rate Demand Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 29.5%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

68	Nuveen Investments

NZH
Nuveen California Dividend Advantage Municipal Fund 3
	Portfolio of Investments	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 140.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 140.2% (100.0% of Total Investments)
	Consumer Staples – 9.6% (6.9% of Total Investments)
$2,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.650%, 6/01/41	12/18 at 100.00	B2	$2,502,900
415	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	5/16 at 100.00	BBB+	415,058
25,000	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2006A, 0.000%, 6/01/46	6/16 at 15.78	CCC	2,706,250
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
16,685	5.000%, 6/01/33	6/17 at 100.00	B–	15,836,401
6,625	5.750%, 6/01/47	6/17 at 100.00	B–	6,405,381
6,265	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B–	5,913,721
1,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.125%, 6/01/46	5/16 at 100.00	B+	954,560
58,490	Total Consumer Staples			34,734,271
	Education and Civic Organizations – 3.3% (2.3% of Total Investments)
135	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	5/16 at 100.00	A3	135,448
2,160	California Educational Facilities Authority, Revenue Bonds, University of San Francisco, Series 2011, 6.125%, 10/01/36	10/21 at 100.00	A2	2,641,356
850	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education, Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	991,542
3,000	California State University, Systemwide Revenue Bonds, Series 2015A, 5.000%, 11/01/38	11/25 at 100.00	Aa2	3,558,510
2,750	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Series 2014, 5.000%, 11/15/44 – AGM Insured	11/24 at 100.00	AA	3,112,423
1,300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,466,010
10,195	Total Education and Civic Organizations			11,905,289
	Health Care – 27.2% (19.4% of Total Investments)
5,640	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Sharp HealthCare, Series 2014A, 5.000%, 8/01/43	8/23 at 100.00	AA–	6,429,713
1,215	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/46	11/25 at 100.00	AA–	1,408,744
610	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	699,579
670	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	777,937
1,320	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	1,511,030
1,445	California Health Facilities Financing Authority, Revenue Bonds, Rady Children's Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	AA–	1,623,501

Nuveen Investments	69

NZH	Nuveen California Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,765	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	AA–	$2,018,913
3,530	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	4,238,330
3,735	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF0061, 19.034%, 5/15/16 (IF)	No Opt. Call	AA–	4,186,599
1,615	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2007B, 5.000%, 3/01/37 – AGC Insured	3/18 at 100.00	AA	1,710,430
1,045	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2015A, 5.000%, 3/01/35	3/26 at 100.00	A	1,231,919
1,335	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	A	1,512,208
1,000	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	1,138,250
1,594	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.712%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	2,026,868
8,875	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	10,630,298
4,500	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Insured Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA	4,727,745
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
3,500	5.500%, 7/01/30 (4)	5/16 at 100.00	CCC	3,499,755
2,330	5.500%, 7/01/35 (4)	5/16 at 100.00	CCC	2,318,280
645	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	655,772
3,860	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	4,268,079
5,600	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 19.123%, 11/15/46 (IF) (5)	11/16 at 100.00	AA–	6,277,320
4,000	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	BBB	4,418,520
695	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB	733,753
1,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	1,121,100
7,650	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	8,167,982
5,790	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	5,973,427
3,400	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB+	4,167,720
8,760	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2013J, 5.250%, 5/15/31	5/23 at 100.00	AA–	10,566,487
87,124	Total Health Care			98,040,259

70	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 1.4% (1.0% of Total Investments)
$1,970	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	$2,175,767
2,020	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	2,262,945
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
125	5.250%, 8/15/39	8/24 at 100.00	BBB	141,191
340	5.250%, 8/15/49	8/24 at 100.00	BBB	382,792
4,455	Total Housing/Multifamily			4,962,695
	Housing/Single Family – 3.9% (2.8% of Total Investments)
	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206:
10,180	9.367%, 8/01/25 (Alternative Minimum Tax) (IF)	5/16 at 100.00	A	10,190,893
3,805	9.744%, 2/01/29 (Alternative Minimum Tax) (IF)	2/17 at 100.00	A	3,859,602
13,985	Total Housing/Single Family			14,050,495
	Industrials – 0.0% (0.0% of Total Investments)
5,205	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (6)	No Opt. Call	N/R	15,615
	Tax Obligation/General – 18.7% (13.3% of Total Investments)
	California State, General Obligation Bonds, Refunding Various Purpose Series 2013:
1,260	5.000%, 2/01/29	No Opt. Call	AA–	1,507,401
1,710	5.000%, 2/01/31	No Opt. Call	AA–	2,021,870
	California State, General Obligation Bonds, Various Purpose Refunding Series 2015:
3,150	5.000%, 8/01/32	2/25 at 100.00	AA–	3,765,101
5,000	5.000%, 8/01/34	8/25 at 100.00	AA–	5,978,550
	California State, General Obligation Bonds, Various Purpose Series 2009:
3,040	6.000%, 11/01/39	11/19 at 100.00	AA–	3,573,429
3,500	5.500%, 11/01/39	11/19 at 100.00	AA–	4,015,900
	California State, General Obligation Bonds, Various Purpose Series 2010:
1,960	5.500%, 3/01/40	3/20 at 100.00	AA–	2,270,307
1,000	5.250%, 11/01/40	11/20 at 100.00	AA–	1,167,590
	California State, General Obligation Bonds, Various Purpose Series 2011:
1,770	5.250%, 10/01/28	No Opt. Call	AA–	2,115,097
4,000	5.000%, 9/01/31	No Opt. Call	AA–	4,695,560
4,315	5.000%, 10/01/41	10/21 at 100.00	AA–	4,981,409
3,230	California State, General Obligation Bonds, Various Purpose Series 2012, 5.250%, 2/01/29	2/22 at 100.00	AA–	3,851,291
2,465	California State, General Obligation Bonds, Various Purpose Series 2013, 5.000%, 4/01/37	4/23 at 100.00	AA–	2,876,951
1,565	California State, General Obligation Bonds, Various Purpose Series 2015, 5.000%, 8/01/45	8/25 at 100.00	AA–	1,835,635
15	California, General Obligation Veterans Welfare Bonds, Series 2001BZ, 5.350%, 12/01/21 – NPFG Insured (Alternative Minimum Tax)	6/16 at 100.00	AA	15,048
1,980	Desert Community College District, Riverside County, California, General Obligation Bonds, Refunding Series 2016, 5.000%, 8/01/35	2/26 at 100.00	AA–	2,385,524
1,120	Oxnard School District, Ventura County, California, General Obligation Bonds, Election 2012 Series 2013B, 5.000%, 8/01/43 – AGM Insured	8/23 at 100.00	AA	1,260,101
4,385	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation Bonds, Refunding Election 2012 Series 2013A, 5.000%, 8/01/43	8/23 at 100.00	Aa2	5,123,346
3,000	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2011, 0.000%, 8/01/45	No Opt. Call	A+	2,669,760

Nuveen Investments	71

NZH	Nuveen California Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$2,115	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 5.000%, 9/01/42	9/21 at 100.00	Aaa	$2,474,275
5,530	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D, 0.000%, 8/01/50 – AGM Insured	8/37 at 100.00	AA	4,669,587
	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A:
1,535	5.500%, 8/01/38	8/24 at 100.00	Aa3	1,860,681
1,750	5.500%, 8/01/40	8/24 at 100.00	Aa3	2,106,650
59,395	Total Tax Obligation/General			67,221,063
	Tax Obligation/Limited – 37.5% (26.7% of Total Investments)
1,680	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19A, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	N/R	1,876,022
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2013G:
5,690	5.250%, 9/01/30	9/23 at 100.00	A+	6,924,161
7,135	5.250%, 9/01/32	9/23 at 100.00	A+	8,567,494
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F:
1,685	5.250%, 9/01/31	9/23 at 100.00	A+	2,034,890
1,450	5.250%, 9/01/33	9/23 at 100.00	A+	1,735,592
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A+	1,167,700
2,260	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A+	2,658,867
2,160	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A	2,221,301
1,445	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/16 at 100.00	A	1,451,344
15,750	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A+	18,059,107
3,225	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/28	11/25 at 100.00	A	3,794,503
1,310	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	1,348,488
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
330	5.000%, 9/01/26	9/16 at 100.00	N/R	335,732
760	5.125%, 9/01/36	9/16 at 100.00	N/R	770,959
680	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	688,799
1,310	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	5/16 at 100.00	A1	1,312,581
2,615	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	3,005,080
725	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A	917,444
270	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	327,389
11,165	Palm Desert Financing Authority, California, Tax Allocation Revenue Bonds, Project Area 1, Refunding Series 2002, 5.100%, 4/01/30 – NPFG Insured	10/16 at 100.00	AA–	11,205,752

72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$290	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	$320,960
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
1,800	5.250%, 9/01/30	9/23 at 100.00	N/R	1,995,480
1,610	5.750%, 9/01/39	9/23 at 100.00	N/R	1,793,701
2,630	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	6/16 at 100.00	N/R	2,635,786
3,250	Pomona Public Financing Authority, California, Revenue Refunding Bonds, Merged Redevelopment Projects, Series 2001AD, 5.000%, 2/01/27 – NPFG Insured	8/16 at 100.00	AA–	3,262,415
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
10,000	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	1,634,600
10,025	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	1,546,356
3,500	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Rancho Redevelopment Project, Series 2014, 5.000%, 9/01/30	9/24 at 100.00	AA	4,149,985
865	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	994,196
3,375	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	A–	3,963,533
155	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	193,449
	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake Hill Crest, Series 2012:
990	5.000%, 9/01/29	9/22 at 100.00	N/R	1,106,642
2,615	5.000%, 9/01/35	9/22 at 100.00	N/R	2,866,406
350	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/37	9/25 at 100.00	N/R	388,059
100	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	113,628
5,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	5,775,500
330	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	360,647
125	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	151,051
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
125	7.000%, 8/01/33	2/21 at 100.00	BBB+	150,996
160	7.000%, 8/01/41	2/21 at 100.00	BBB+	193,275
1,500	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Refunding Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	1,581,150
1,160	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	1,230,922
215	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	256,560
8,710	South Orange County Public Financing Authority, California, Special Tax Revenue Bonds, Ladera Ranch, Refunding Series 2005A, 5.000%, 8/15/32 – AMBAC Insured	5/16 at 100.00	BBB+	8,737,785

Nuveen Investments	73

NZH	Nuveen California Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,500	Stockton Public Financing Authority, California, Lease Revenue Bonds, Series 2004, 5.250%, 9/01/34 – FGIC Insured	5/16 at 100.00	AA–	$1,500,135
1,415	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.450%, 9/01/26	9/16 at 100.00	N/R	1,418,141
1,165	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 7.000%, 8/01/39	8/21 at 100.00	BBB+	1,455,586
	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009:
7,500	6.250%, 11/01/39	11/19 at 100.00	AA	8,762,100
5,000	5.750%, 11/01/45	11/19 at 100.00	AA	5,738,900
370	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	450,571
138,475	Total Tax Obligation/Limited			135,131,720
	Transportation – 12.6% (9.0% of Total Investments)
3,705	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/48	4/23 at 100.00	AA–	4,305,543
3,425	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	4,086,607
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
7,560	5.750%, 1/15/46	1/24 at 100.00	BBB–	8,852,533
7,555	6.000%, 1/15/53	1/24 at 100.00	BBB–	8,890,800
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015D:
865	5.000%, 5/15/31 (Alternative Minimum Tax)	5/25 at 100.00	AA	1,020,069
3,805	5.000%, 5/15/33 (Alternative Minimum Tax)	5/25 at 100.00	AA	4,426,623
1,000	5.000%, 5/15/36 (Alternative Minimum Tax)	5/25 at 100.00	AA	1,151,190
	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C:
1,160	5.000%, 8/01/34	8/24 at 100.00	AA	1,371,259
1,865	5.000%, 8/01/36	8/24 at 100.00	AA	2,190,778
4,610	5.000%, 8/01/44	8/24 at 100.00	AA	5,317,543
2,350	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	2,709,691
1,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Senior Series 2013B, 5.000%, 7/01/43 (Alternative Minimum Tax)	7/23 at 100.00	A+	1,107,900
38,900	Total Transportation			45,430,536
	U.S. Guaranteed – 5.3% (3.8% of Total Investments) (7)
1,690	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (7)	1,697,368
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	A3 (7)	1,251,820
3,435	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31 (Pre-refunded 7/15/17)	7/17 at 100.00	AA+ (7)	3,656,454
890	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 (Pre-refunded 4/01/16) – NPFG Insured	4/16 at 100.00	AA (7)	893,872
325	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41 (Pre-refunded 5/15/16)	5/16 at 100.00	N/R (7)	328,907

74	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$1,000	Lindsay Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2007, 5.000%, 8/01/37 (Pre-refunded 8/01/17) – RAAI Insured	8/17 at 100.00	N/R (7)	$1,064,570
2,950	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB+ (7)	3,346,244
2,330	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 6.000%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (7)	2,969,725
2,185	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	BBB– (7)	2,499,290
1,345	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (7)	1,451,672
17,150	Total U.S. Guaranteed			19,159,922
	Utilities – 5.9% (4.2% of Total Investments)
3,815	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	4,480,908
14,505	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	16,761,833
18,320	Total Utilities			21,242,741
	Water and Sewer – 14.8% (10.6% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A:
2,000	5.000%, 10/01/27	4/23 at 100.00	AA–	2,446,460
3,000	5.000%, 10/01/29	4/23 at 100.00	AA–	3,618,450
3,000	5.000%, 10/01/34	4/23 at 100.00	AA–	3,535,590
8,840	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	9,656,374
5,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/31	6/25 at 100.00	AAA	6,152,300
3,000	East Valley Water District Financing Authority, California, Refunding Revenue Bonds, Series 2010, 5.000%, 10/01/40	10/20 at 100.00	AA–	3,402,180
1,125	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA	1,148,873
2,355	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2012B, 5.000%, 7/01/37	No Opt. Call	AA	2,760,955

Nuveen Investments	75

NZH	Nuveen California Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	February 29, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$9,470	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA	$11,055,467
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien Series 2013A:
1,245	5.000%, 6/01/34	6/23 at 100.00	AA	1,472,063
5,355	5.000%, 6/01/35	6/23 at 100.00	AA	6,311,992
1,500	Metropolitan Water District of Southern California, Water Revenue Refunding Bonds, Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	AAA	1,774,890
45,890	Total Water and Sewer			53,335,594
$497,584	Total Long-Term Investments (cost $452,963,292)			505,230,200
	Floating Rate Obligations – (0.2)%			(845,000)
	Variable Rate Demand Preferred Shares, at Liquidation Preference – (44.4)% (8)			(160,000,000)
	Other Assets Less Liabilities – 4.4%			15,899,142
	Net Assets Applicable to Common Shares – 100%			$360,284,342

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The coupon for this security increased 0.25% effective January 1, 2016 and will increase an additional 0.25% effective July 1, 2016.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(7)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 31.7%.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

76	Nuveen Investments

Statement of
	Assets and Liabilities	February 29, 2016

	California		California		California AMT-
	Value		Value 2		Free Income
	(NCA	)	(NCB	)	(NKX	)
Assets
Long-term investments, at value (cost $245,270,711, $45,099,563 and $954,948,829, respectively)	$276,770,929		$53,712,138		$1,079,765,036
Cash	4,824,462		481,030		—
Receivable for:
Common shares sold	185,022		—		—
Interest	2,654,349		618,163		12,816,201
Investments sold	1,083,258		2,130,000		14,392,134
Deferred offering costs	—		—		2,626,873
Other assets	30,867		461		330,740
Total assets	285,548,887		56,941,792		1,109,930,984
Liabilities
Cash overdraft	—		—		6,424,942
Floating rate obligations	4,490,000		—		390,000
Payable for dividends	963,437		203,818		3,288,288
Institutional MuniFund Term Preferred ("iMTP") Shares, at liquidation preference	—		—		36,000,000
Variable Rate Demand Preferred ("VRDP") Shares, at liquidation preference	—		—		291,600,000
Accrued expenses:
Management fees	114,798		28,095		531,198
Directors/Trustees fees	30,874		244		104,634
Professional fees	24,893		23,672		33,534
Other	44,393		12,485		92,099
Total liabilities	5,668,395		268,314		338,464,695
Net assets applicable to common shares	$279,880,492		$56,673,478		$771,466,289
Common shares outstanding	26,499,126		3,288,461		47,708,456
Net asset value ("NAV") per common share outstanding	$10.56		$17.23		$16.17
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$264,991		$32,885		$477,085
Paid-in surplus	250,922,912		46,977,517		640,399,730
Undistributed (Over-distribution of) net investment income	568,478		751,985		4,026,162
Accumulated net realized gain (loss)	(3,376,107)		298,516		1,747,105
Net unrealized appreciation (depreciation)	31,500,218		8,612,575		124,816,207
Net assets applicable to common shares	$279,880,492		$56,673,478		$771,466,289
Authorized shares:
Common	250,000,000		Unlimited		Unlimited
Preferred	N/A		N/A		Unlimited
N/A – Fund is not authorized to issue Preferred shares.
See accompanying notes to financial statements.

Nuveen Investments	77

Statement of Assets and Liabilities (continued)

	California		California		California
	Dividend		Dividend		Dividend
	Advantage		Advantage 2		Advantage 3
	(NAC	)	(NVX	)	(NZH	)
Assets
Long-term investments, at value (cost $2,174,696,806, $301,835,208 and $452,963,292 respectively)	$2,454,303,724		$332,114,577		$505,230,200
Cash	—		552,063		—
Receivable for:
Common shares sold	—		—		—
Interest	31,817,757		4,186,775		6,806,442
Investments sold	31,737,207		10,000		14,525,000
Deferred offering costs	3,606,367		324,025		225,276
Other assets	841,702		126,064		193,337
Total assets	2,522,306,757		337,313,504		526,980,255
Liabilities
Cash overdraft	6,847,614		—		3,869,736
Floating rate obligations	81,490,000		965,000		845,000
Payable for dividends	7,788,718		980,144		1,581,603
Institutional MuniFund Term Preferred ("iMTP") Shares, at liquidation preference	—		—		—
Variable Rate Demand Preferred ("VRDP") Shares, at liquidation preference	699,600,000		98,000,000		160,000,000
Accrued expenses:
Management fees	1,177,961		165,267		259,414
Directors/Trustees fees	329,406		45,328		70,413
Professional fees	43,372		28,413		30,011
Other	284,116		31,263		39,736
Total liabilities	797,561,187		100,215,415		166,695,913
Net assets applicable to common shares	$1,724,745,570		$237,098,089		$360,284,342
Common shares outstanding	107,383,777		14,760,104		24,151,884
Net asset value ("NAV") per common share outstanding	$16.06		$16.06		$14.92
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$1,073,838		$147,601		$241,519
Paid-in surplus	1,454,675,843		207,962,588		333,101,519
Undistributed (Over-distribution of) net investment income	9,020,920		1,014,086		2,243,808
Accumulated net realized gain (loss)	(19,631,949)		(2,305,555)		(27,569,412)
Net unrealized appreciation (depreciation)	279,606,918		30,279,369		52,266,908
Net assets applicable to common shares	$1,724,745,570		$237,098,089		$360,284,342
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited
See accompanying notes to financial statements.

78	Nuveen Investments

Statement of
	Operations	Year Ended February 29, 2016

	California		California	California AMT-
	Value		Value 2	Free Income
	(NCA	)	(NCB )	(NKX	)
Investment Income	$13,443,379		$3,127,251	$50,437,367
Expenses
Management fees	1,397,303		353,649	6,606,749
Interest expense and amortization of offering costs	29,100		—	858,800
Liquidity fees	—		—	2,484,830
Remarketing fees	—		—	292,775
Custodian fees	36,452		14,497	118,007
Directors/Trustees fees	7,435		1,561	33,194
Professional fees	108,460		25,820	256,272
Shareholder reporting expenses	68,005		8,946	41,658
Shareholder servicing agent fees	21,609		203	16,270
Stock exchange listing fees	7,954		786	16,955
Investor relations expenses	12,578		4,934	29,016
Other	31,304		9,524	404,909
Total expenses	1,720,200		419,920	11,159,435
Net investment income (loss)	11,723,179		2,707,331	39,277,932
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(136,942)		439,298	6,736,377
Change in net unrealized appreciation (depreciation) of investments	1,023,386		(590,186)	6,110,249
Net realized and unrealized gain (loss)	886,444		(150,888)	12,846,626
Net increase (decrease) in net assets applicable to common shares from operations	$12,609,623		$2,556,443	$52,124,558
See accompanying notes to financial statements.

Nuveen Investments	79

Statement of Operations (continued)

	California		California		California
	Dividend		Dividend		Dividend
	Advantage		Advantage 2		Advantage 3
	(NAC	)	(NVX	)	(NZH	)
Investment Income	$118,818,811		$15,483,288		$25,549,659
Expenses
Management fees	14,626,844		2,044,512		3,215,037
Interest expense and amortization of offering costs	1,596,545		146,847		204,621
Liquidity fees	5,802,339		913,289		1,455,550
Remarketing fees	711,262		99,634		162,668
Custodian fees	231,337		42,115		57,224
Directors/Trustees fees	67,526		9,078		14,126
Professional fees	164,011		39,585		60,705
Shareholder reporting expenses	104,442		16,433		28,677
Shareholder servicing agent fees	57,975		1,222		1,938
Stock exchange listing fees	38,305		3,528		5,774
Investor relations expenses	82,586		8,678		19,221
Other	502,462		40,870		47,360
Total expenses	23,985,634		3,365,791		5,272,901
Net investment income (loss)	94,833,177		12,117,497		20,276,758
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	14,266,694		1,846,986		134,264
Change in net unrealized appreciation (depreciation) of investments	1,798,438		1,949,294		4,404,759
Net realized and unrealized gain (loss)	16,065,132		3,796,280		4,539,023
Net increase (decrease) in net assets applicable to common shares from operations	$110,898,309		$15,913,777		$24,815,781

See accompanying notes to financial statements.

80	Nuveen Investments

Statement of
Changes in Net Assets

	California Value (NCA)		California Value 2 (NCB)		California AMT-Free Income (NKX)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	2/29/16	2/28/15	2/29/16	2/28/15	2/29/16	2/28/15
Operations
Net investment income (loss)	$11,723,179	$11,562,715	$2,707,331	$2,753,431	$39,277,932	$39,291,713
Net realized gain (loss) from Investments	(136,942)	196,175	439,298	1,166,712	6,736,377	127,614
Change in net unrealized appreciation (depreciation) of Investments	1,023,386	12,999,135	(590,186)	1,327,324	6,110,249	65,081,303
Net increase (decrease) in net assets applicable to common shares from operations	12,609,623	24,758,025	2,556,443	5,247,467	52,124,558	104,500,630
Distributions to Common Shareholders
From net investment income	(12,188,914)	(11,841,485)	(2,659,984)	(2,583,303)	(41,444,335)	(38,337,336)
From accumulated net realized gains	—	—	(765,094)	(367,916)	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(12,188,914)	(11,841,485)	(3,425,078)	(2,951,219)	(41,444,335)	(38,337,336)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	—	—	—	—	87,770,468
Proceeds from shelf offering, net of offering costs	11,081,737	1,321,449	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	328,525	173,032	9,662	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	11,410,262	1,494,481	9,662	—	—	87,770,468
Net increase (decrease) in net assets applicable to common shares	11,830,971	14,411,021	(858,973)	2,296,248	10,680,223	153,933,762
Net assets applicable to common shares at the beginning of period	268,049,521	253,638,500	57,532,451	55,236,203	760,786,066	606,852,304
Net assets applicable to common shares at the end of period	$279,880,492	$268,049,521	$56,673,478	$57,532,451	$771,466,289	$760,786,066
Undistributed (Over-distribution of) net investment income at the end of period	$568,478	$1,122,565	$751,985	$731,470	$4,026,162	$5,736,445
See accompanying notes to financial statements.

Nuveen Investments	81

Statement of Changes in Net Assets (continued)

	California Dividend Advantage (NAC)		California Dividend Advantage 2 (NVX)		California Dividend Advantage 3 (NZH)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	2/29/16	2/28/15	2/29/16	2/28/15	2/29/16	2/28/15
Operations
Net investment income (loss)	$94,833,177	$78,459,234	$12,117,497	$11,909,502	$20,276,758	$20,379,779
Net realized gain (loss) from Investments	14,266,694	4,648,813	1,846,986	(208,468)	134,264	2,904,836
Change in net unrealized appreciation (depreciation) of Investments	1,798,438	82,447,263	1,949,294	15,230,559	4,404,759	25,190,058
Net increase (decrease) in net assets applicable to common shares from operations	110,898,309	165,555,310	15,913,777	26,931,593	24,815,781	48,474,673
Distributions to Common Shareholders
From net investment income	(99,781,005)	(69,293,415)	(12,264,985)	(12,619,148)	(19,492,986)	(19,461,588)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(99,781,005)	(69,293,415)	(12,264,985)	(12,619,148)	(19,492,986)	(19,461,588)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	1,271,903,837	—	—	—	—
Proceeds from shelf offering, net of offering costs	—	—	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	13,967	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	1,271,903,837	13,967	—	—	—
Net increase (decrease) in net assets applicable to common shares	11,117,304	1,368,165,732	3,662,759	14,312,445	5,322,795	29,013,085
Net assets applicable to common shares at the beginning of period	1,713,628,266	345,462,534	233,435,330	219,122,885	354,961,547	325,948,462
Net assets applicable to common shares at the end of period	$1,724,745,570	$1,713,628,266	$237,098,089	$233,435,330	$360,284,342	$354,961,547
Undistributed (Over-distribution of) net investment income at the end of period	$9,020,920	$13,917,924	$1,014,086	$1,271,425	$2,243,808	$1,496,207
See accompanying notes to financial statements.

82	Nuveen Investments

Statement of
	Cash Flows	Year Ended February 29, 2016

	California	California	California	California
	AMT-	Dividend	Dividend	Dividend
	Free Income	Advantage	Advantage 2	Advantage 3
	(NKX )	(NAC )	(NVX )	(NZH )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$52,124,558	$110,898,309	$15,913,777	$24,815,781
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(210,596,889)	(374,550,863)	(61,217,728)	(91,024,304)
Proceeds from sales and maturities of investments	210,556,260	389,509,288	56,742,209	91,161,106
Proceeds from (Purchases of) short-term investments, net	8,645,000	20,710,000	1,645,000	4,490,000
Taxes paid	(77)	(249)	(26)	(188)
Amortization (Accretion) of premiums and discounts, net	(1,337,302)	797,787	(10,392)	737,619
Amortization of deferred offering costs	186,543	445,503	11,840	60,428
(Increase) Decrease in:
Receivable for interest	761,384	1,234,304	230,079	272,051
Receivable for investments sold	(4,590,441)	(28,021,007)	540,750	(13,681,450)
Other assets	(26,684)	(89,262)	(11,824)	(10,957)
Increase (Decrease) in:
Accrued management fees	14,548	43,363	7,138	11,059
Accrued Directors/Trustees fees	84,081	66,602	9,246	13,980
Accrued professional fees	2,521	(131,507)	619	967
Accrued other expenses	(206,095)	(189,587)	(38,369)	(41,322)
Net realized (gain) loss from investments	(6,736,377)	(14,266,694)	(1,846,986)	(134,264)
Change in net unrealized (appreciation) depreciation of investments	(6,110,249)	(1,798,438)	(1,949,294)	(4,404,759)
Net cash provided by (used in) operating activities	42,770,781	104,657,549	10,026,039	12,265,747
Cash Flows from Financing Activities
Increase (Decrease) in:
Cash overdraft	5,097,437	6,847,614	—	3,869,736
Floating rate obligations	(6,365,000)	(11,505,000)	—	—
Payable for offering costs	(64,213)	(287,852)	—	(50,405)
Cash distribution paid to common shareholders	(41,439,005)	(100,160,840)	(12,289,102)	(19,497,077)
Net cash provided by (used in) financing activities	(42,770,781)	(105,106,078)	(12,289,102)	(15,677,746)
Net Increase (Decrease) in Cash	—	(448,529)	(2,263,063)	(3,411,999)
Cash at the beginning of period	—	448,529	2,815,126	3,411,999
Cash at the end of period	$—	$—	$552,063	$—

	California		California		California		California
	AMT-		Dividend		Dividend		Dividend
	Free Income		Advantage		Advantage 2		Advantage 3
Supplemental Disclosures of Cash Flow Information	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Cash paid for interest (excluding amortization of offering costs)	$608,525		$1,438,894		$135,007		$194,598
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—		—		13,967		—
See accompanying notes to financial statements.

Nuveen Investments	83

Financial
Highlights

Selected data for a common share outstanding throughout each period:

	Investment Operations					Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Premium per Share Sold through Shelf Offering	Ending NAV	Ending Share Price
California Value (NCA)
Year Ended 2/28–2/29:
2016	$10.54	$0.45		$0.03	$0.48	$(0.47)	$—	$(0.47)	$0.01	$10.56	$10.79
2015	10.03	0.46		0.51	0.97	(0.47)	—	(0.47)	0.01	10.54	10.64
2014	10.45	0.47		(0.42)	0.05	(0.47)	—	(0.47)	—	10.03	9.57
2013	10.08	0.47		0.37	0.84	(0.47)	—	(0.47)	—	10.45	10.45
2012	9.07	0.48		0.99	1.47	(0.46)	—	(0.46)	—	10.08	10.13

California Value 2 (NCB)
Year Ended 2/28–2/29:
2016	17.50	0.82		(0.05)	0.77	(0.81)	(0.23)	(1.04)	—	17.23	17.70
2015	16.80	0.84		0.76	1.60	(0.79)	(0.11)	(0.90)	—	17.50	16.68
2014	17.57	0.83		(0.82)	0.01	(0.78)	—	(0.78)	—	16.80	15.53
2013	16.66	0.83		0.89	1.72	(0.80)	(0.01)	(0.81)	—	17.57	16.86
2012	14.88	0.84		1.76	2.60	(0.80)	(0.02)	(0.82)	—	16.66	16.33

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

84	Nuveen Investments

			Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns				Ratios to Average Net Assets

		Based	Ending
Based		on	Net			Net		Portfolio
on		Share	Assets			Investment		Turnover
NAV	(a)	Price (a)	(000)	Expenses	(b)	Income (Loss	)	Rate	(d)

4.81%		6.08%	$279,880	0.64%		4.35%		10%
9.91		16.36	268,050	0.64	(c)	4.41	(c)	13
0.62		(3.80)	253,639	0.62		4.73		20
8.48		7.99	264,094	0.64		4.55		16
16.58		27.44	254,563	0.65		4.98		8

4.57		12.91	56,673	0.74		4.78		8
9.68		13.41	57,532	0.75		4.84		7
0.22		(3.08)	55,236	0.76		5.00		12
10.54		8.39	57,769	0.74		4.81		7
17.97		26.50	54,772	0.77		5.41		4

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

California Value (NCA)
Year Ended 2/28–2/29:
2016	0.01%
2015	0.01
2014	0.01
2013	0.01
2012	0.01

California Value 2 (NCB)
Year Ended 2/28–2/29:
2016	—%
2015	—
2014	—
2013	—
2012	—

(c)
During the fiscal year ended February 28, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common shares equity shelf program. As a result the expenses and net investment income (loss) ratios to average net assets applicable to common shares reflect the voluntary expense reimbursement from Adviser as described in Note 4 – Fund Shares, Common Shares Equity Shelf Programs and Offering Costs. The expenses and net investment income (loss) ratios to average net assets applicable to common shares excluding this expense reimbursement from Adviser are as follows:

		Net Investment
California Value (NCA)	Expenses	Income (Loss	)
Year Ended 2/28-2/29:
2015	0.67%	4.38%

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	85

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations								Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to ARPS Shareholders	(a)	Distributions from Accumulated Net Realized Gains to ARPS Shareholders	(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Ending NAV	Ending Share Price
California AMT-Free Income (NKX)
Year Ended 2/28-2/29:
2016	$15.95	$0.82		$0.27	$—		$—		$1.09	$(0.87)	$—	$(0.87)	$16.17	$15.63
2015	14.50	0.85		1.45	—		—		2.30	(0.85)	—	(0.85)	15.95	14.67
2014	15.57	0.84		(1.06)	—		—		(0.22)	(0.84)	(0.01)	(0.85)	14.50	13.25
2013	14.73	0.77		0.97	—		—		1.74	(0.88)	(0.02)	(0.90)	15.57	15.12
2012	12.82	0.83		1.91	—		—		2.74	(0.83)	—	(0.83)	14.73	15.06

California Dividend Advantage (NAC)
Year Ended 2/28-2/29:
2016	15.96	0.88		0.15	—		—		1.03	(0.93)	—	(0.93)	16.06	15.84
2015	14.68	0.87		1.34	—		—		2.21	(0.93)	—	(0.93)	15.96	15.34
2014	15.90	0.84		(1.17)	—		—		(0.33)	(0.89)	—	(0.89)	14.68	14.07
2013	14.87	0.84		1.11	—		—		1.95	(0.92)	—	(0.92)	15.90	15.81
2012	12.68	0.94		2.17	(0.01)		—		3.10	(0.91)	—	(0.91)	14.87	15.14

(a)	The amounts shown for Auction Rate Preferred Shares ("ARPS") are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

86	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
	Based
Based	on	Ending			Net		Portfolio
on	Share	Net			Investment		Turnover
NAV (b)	Price (b)	Assets (000)	Expenses	(d)	Income (Loss)		Rate	(f)

7.09%	12.93%	$771,466	1.48%		5.22%		20%
16.16	17.55	760,786	1.62	(e)	5.53	(e)	13
(1.10)	(6.39)	606,852	1.64		5.93		32
12.08	6.53	651,402	1.64		5.48		20
21.95	36.10	86,731	1.90		6.03		7

6.73	9.79	1,724,746	1.42		5.62		15
15.39	16.21	1,713,628	1.50	(e)	5.97	(e)	9
(1.81)	(4.95)	345,463	1.86		5.79		25
13.39	10.80	374,096	1.60		5.44		12
25.30	32.82	349,203	1.50		6.84		13

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

California AMT-Free Income (NKX)
Year Ended 2/28-2/29:
2016	0.48%
2015	0.57
2014	0.62
2013	0.59
2012	0.67

California Dividend Advantage (NAC)
Year Ended 2/28-2/29:
2016	0.48%
2015	0.50
2014	0.61
2013	0.61
2012	0.46

(e)
During the fiscal year ended February 28, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common shares equity shelf program as described in Note 4 – Fund Shares, Common Shares Equity Shelf Programs and Offering Costs. The expenses and net investment income (loss) ratios to average net assets applicable to common shares excluding this expense reimbursement from Adviser are as follows:

		Net Investment
California AMT-Free Income (NKX)	Expenses	Income (Loss	)
Year Ended 2/28-2/29:
2015	1.63%	5.51%

		Net Investment
California Dividend Advantage (NAC)	Expenses	Income (Loss	)
Year Ended 2/28-2/29:
2015	1.53%	5.95%

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	87

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to ARPS Shareholders	(a)	Distributions from Accumulated Net Realized Gains to ARPS Shareholders	(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Ending NAV	Ending Share Price
California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2016	$15.82	$0.82	$0.25	$—		$—		$1.07	$(0.83)	$—	$(0.83)	$16.06	$15.62
2015	14.85	0.81	1.02	—		—		1.83	(0.86)	—	(0.86)	15.82	14.59
2014	16.35	0.80	(1.40)	—		—		(0.60)	(0.90)	—	(0.90)	14.85	13.75
2013	15.49	0.85	0.96	—		—		1.81	(0.95)	—	(0.95)	16.35	16.30
2012	13.47	0.90	2.08	—	*	—		2.98	(0.96)	—	(0.96)	15.49	15.58

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2016	14.70	0.84	0.19	—		—		1.03	(0.81)	—	(0.81)	14.92	14.56
2015	13.50	0.84	1.17	—		—		2.01	(0.81)	—	(0.81)	14.70	13.63
2014	14.71	0.74	(1.15)	—		—		(0.41)	(0.80)	—	(0.80)	13.50	12.24
2013	13.91	0.75	0.90	—		—		1.65	(0.85)	—	(0.85)	14.71	14.25
2012	12.13	0.82	1.86	—	*	—		2.68	(0.90)	—	(0.90)	13.91	14.35

(a)	The amounts shown for ARPS are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

88	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)			Ratios to Average Net Assets After Reimbursement(c)(d)

	Based				Net			Net
Based	on	Ending			Investment			Investment	Portfolio
on	Share	Net			Income			Income	Turnover
NAV (b)	Price (b)	Assets (000)	Expenses	(e)	(Loss)	Expenses	(e)	(Loss)	Rate	(f)

7.03%	13.22%	$237,098	1.46%		5.25%	N/A		N/A	17%
12.57	12.72	233,435	1.50		5.23	N/A		N/A	14
(3.42)	(9.86)	219,123	2.24		5.43	N/A		N/A	39
11.94	11.03	241,237	2.19		5.29	N/A		N/A	23
22.90	30.01	228,474	2.30		6.29	2.30%		6.30%	12

7.26	13.31	360,284	1.50		5.77	N/A		N/A	18
15.18	18.47	354,962	1.56		5.93	N/A		N/A	15
(2.50)	(8.23)	325,948	2.42		5.57	N/A		N/A	41
12.15	5.41	355,163	2.53		5.22	N/A		N/A	20
22.89	31.93	335,830	2.56		6.28	2.52		6.33	18

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of March 31, 2011 and September 30, 2011, the Adviser is no longer reimbursing California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH), respectively, for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2016	0.50%
2015	0.51
2014	1.18
2013	1.15
2012	1.25

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2016	0.52%
2015	0.54
2014	1.37
2013	1.47
2012	1.49

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.
See accompanying notes to financial statements.

Nuveen Investments	89

Financial Highlights (continued)

	iMTP Shares at the End of Period		VRDP Shares at the End of Period		iMTP and VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset	Asset Coverage
	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $5,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	Preference
California AMT-Free Income (NKX)
Year Ended 2/28-2/29:
2016	$36,000	$16,775	$291,600	$335,490	$3.35
2015(a)	36,000	16,612	291,600	332,230	3.32
2014	—	—	291,600	308,111	—
2013	—	—	291,600	323,389	—
2012	—	—	35,500	344,312	—

California Dividend Advantage (NAC)
Year Ended 2/28-2/29:
2016	—	—	699,600	346,533	—
2015	—	—	699,600	344,944	—
2014	—	—	136,200	353,644	—
2013	—	—	136,200	374,666	—
2012	—	—	136,200	356,390	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2015
California AMT-Free Income (NKX)
Series 2015 (NKX PRC)
Ending Market Value per Share	$—
Average Market Value per Share	10.03	Ω

Ω	For the period June 9, 2014 (effective date of the Reorganizations) through December 29, 2014.
See accompanying notes to financial statements.

90	Nuveen Investments

	VRDP Shares at the End of Period		MTP Shares at the End of Period (a)
	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $100,000	Outstanding	Per $10
	(000)	Share	(000)	Share
California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2016	$98,000	$341,937	$—	$—
2015	98,000	338,199	—	—
2014	98,000	323,595	—	—
2013	—	—	97,846	34.65
2012	—	—	97,846	33.35

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2016	160,000	325,178	—	—
2015	160,000	321,851	—	—
2014	160,000	303,718	—	—
2013	—	—	159,545	32.26
2012	—	—	159,545	31.05

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2014		2013	2012
California Dividend Advantage 2 (NVX)
Series 2014 (NVX PRA)
Ending Market Value per Share	$—		$10.05	$10.11
Average Market Value per Share	10.03	Δ	10.07	10.093	Ω
Series 2015 (NVX PRC)
Ending Market Value per Share	—		10.05	10.01
Average Market Value per Share	10.02	Δ	10.04	9.89

California Dividend Advantage 3 (NZH)
Series 2014 (NZH PRA)
Ending Market Value per Share	—		10.05	10.17
Average Market Value per Share	10.04	ΔΔ	10.09	10.11	ΩΩ
Series 2014-1 (NZH PRB)
Ending Market Value per Share	—		10.05	10.15
Average Market Value per Share	10.03	ΔΔ	10.08	10.12	ΩΩΩ
Series 2015 (NZH PRC)
Ending Market Value per Share	—		10.14	10.18
Average Market Value per Share	10.07	ΔΔ	10.13	10.11

Ω	For the period March 29, 2011 (first issuance date of shares) through February 29, 2012.
ΩΩ	For the period April 11, 2011 (first issuance date of shares) through February 29, 2012.
ΩΩΩ	For the period June 6, 2011 (first issuance date of shares) through February 29, 2012.
Δ	For the period March 1, 2013 through September 9, 2013.
ΔΔ	For the period March 1, 2013 through October 7, 2013.
See accompanying notes to financial statements.

Nuveen Investments	91

Notes to Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") or NYSE MKT symbols are as follows (each a "Fund" and collectively, the "Funds"):

•	Nuveen California Municipal Value Fund, Inc. (NCA) ("California Value (NCA)")
•	Nuveen California Municipal Value Fund 2 (NCB) ("California Value 2 (NCB)")
•	Nuveen California AMT-Free Municipal Income Fund (NKX) ("California AMT-Free Income (NKX)")
•	Nuveen California Dividend Advantage Municipal Fund (NAC) ("California Dividend Advantage (NAC)")
•	Nuveen California Dividend Advantage Municipal Fund 2 (NVX) ("California Dividend Advantage 2 (NVX)")
•	Nuveen California Dividend Advantage Municipal Fund 3 (NZH) ("California Dividend Advantage 3 (NZH)")
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Common shares of California Value (NCA), California AMT-Free Income (NKX) and California Dividend Advantage (NAC) are traded on the NYSE (Common shares of California AMT-Free Income (NKX) were formerly traded on the NYSE MKT). Common shares of California Value 2 (NCB), California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH) are traded on the NYSE MKT. California Value (NCA) was incorporated under the state laws of Minnesota on July 15, 1987. California Value 2 (NCB), California AMT-Free Income (NKX), California Dividend Advantage (NAC), California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH) were organized as Massachusetts business trusts on January 26, 2009, July 29, 2002, December 1, 1998, June 1, 1999 and April 6, 2001, respectively.
The end of the reporting period for the Funds is February 29, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended February 29, 2016 (the "current fiscal period").
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of California AMT-Free Income (NKX) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

92	Nuveen Investments

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Nuveen Investments	93

Notes to Financial Statements (continued)
Prices of fixed income securities are provided by an independent pricing service approved by the Funds' Board of Directors/Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level32. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

California Value (NCA)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$276,770,929	$—	$276,770,929
California Value 2 (NCB)
Long-Term Investments*:
Municipal Bonds	$—	$53,712,138	$—	$53,712,138
California AMT-Free Income (NKX)
Long-Term Investments*:
Municipal Bonds	$—	$1,079,765,036	$—	$1,079,765,036
California Dividend Advantage (NAC)
Long-Term Investments*:
Municipal Bonds	$—	$2,454,303,724	$—	$2,454,303,724
California Dividend Advantage 2 (NVX)
Long-Term Investments*:
Municipal Bonds	$—	$332,114,577	$—	$332,114,577
California Dividend Advantage 3 (NZH)
Long-Term Investments*:
Municipal Bonds	$—	$505,230,200	$—	$505,230,200

*	Refer to the Fund's Portfolio of Investments for industry classifications.

94	Nuveen Investments

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters"), in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").

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Notes to Financial Statements (continued)
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
Floating Rate Obligations Outstanding	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Floating rate obligations: self-deposited Inverse Floaters	$4,490,000		$—		$390,000		$81,490,000		$965,000		$845,000
Floating rate obligations: externally-deposited Inverse Floaters	—		5,990,000		41,148,500		131,640,500		9,075,000		53,741,500
Total	$4,490,000		$5,990,000		$41,538,500		$213,130,500		$10,040,000		$54,586,500
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
Self-Deposited Inverse Floaters	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Average floating rate obligations outstanding	$4,490,000		$—		$5,966,803		$91,653,607		$965,000		$845,000
Average annual interest rate and fees	0.65%		—%		0.66%		0.64%		0.60%		0.60%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may

96	Nuveen Investments

fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
Floating Rate Obligations – Recourse Trusts	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—		$—		$—		$18,060,000		$—		$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—		—		13,260,000		50,700,000		3,480,000		37,765,000
Total	$—		$—		$13,260,000		$68,760,000		$3,480,000		$37,765,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Shares
Common Shares Equity Shelf Programs and Offering Costs
California Value (NCA) has filed a registration statement with the Securities and Exchange Commission ("SEC") authorizing the Fund to issue additional common shares through an equity shelf program ("Shelf Offering"), which became effective with the SEC during a prior fiscal period.

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Notes to Financial Statements (continued)
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund's NAV per common share. In the event the Fund's Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Authorized common shares, common shares issued and offering proceeds, net of offering costs under the Fund's Shelf Offering during the Fund's current and prior fiscal period were as follows:

	California Value (NCA)
	Year	Year
	Ended	Ended
	2/29/16	2/28/15
Common shares authorized	2,500,000	2,500,000
Common shares issued	1,043,028	124,572
Offering proceeds, net of offering costs	$11,081,737	$1,321,449
Costs incurred by the Fund in connection with its Shelf Offering was recorded as a deferred charge and recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and recognized as a component of "Proceeds from shelf offering, net of offering costs" on the Statement of Changes in Net Assets. Any remaining deferred charges at the end of the one-year life of the Shelf Offering period will be expensed accordingly, as well as any additional Shelf Offering costs the Fund may incur. As Shelf Offering costs are expensed they are recognized as component of "Other expenses" on the Statement of Operations.
Common Share Transactions
Transactions in common shares during the following Funds' current and prior fiscal period were as follows:

	California Value (NCA)		California Value 2 (NCB)		California Dividend Advantage 2 (NVX)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	2/29/16	2/28/15	2/29/16	2/28/15	2/29/16	2/28/15
Common shares:
Sold through shelf offering	1,043,028	124,572	N/A	N/A	N/A	N/A
Issued to shareholders due to reinvestment of distributions	31,373	16,402	561	—	867	—
Weighted average common share:
Premium to NAV per shelf offering share sold	2.21%	1.22%	N/A	N/A	N/A	N/A
N/A – The Fund is not authorized to issue additional common shares through a shelf offering.

	California AMT-Free Income (NKX)		California Dividend Advantage (NAC)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/29/16	2/28/15	2/29/16	2/28/15
Common shares:
Issued in the reorganization	—	5,864,695	—	83,854,904
Preferred Shares
Institutional MuniFund Term Preferred Shares
The following Fund has issued and has outstanding Institutional MuniFund Term Preferred ("iMTP") Shares, with a $5,000 liquidation preference per share. iMTP Shares are issued via private placement and are not publicly available.

98	Nuveen Investments

As of the end of the reporting period, details of iMTP Shares outstanding were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
California ATM-Free Income (NKX)	2018	7,200	$36,000,000
The Fund is obligated to redeem its iMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Fund. iMTP Shares are subject to optional and mandatory redemption in certain circumstances. The iMTP Shares are not subject to redemption at the option of the Fund for approximately one year following the date of issuance, at which point the Fund may redeem at its option ("Optional Redemption Date") and any date thereafter. The Fund may be obligated to redeem a certain amount of iMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Term Redemption Date and Optional Redemption Date for the Fund's iMTP Shares are as follows:

		Term	Optional
		Redemption	Redemption
Fund	Series	Date	Date
California ATM-Free Income (NKX)	2018	July 1, 2018	July 1, 2016
The average liquidation preference of iMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period, were as follows:

	California
	AMT-Free
	Income
	(NKX	)
Average liquidation preference of iMTP Shares outstanding	$36,000,000
Annualized dividend rate	0.50%
iMTP Shares are subject to restrictions on transfer and may only be sold or transferred to "qualified institutional buyers". iMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of iMTP Shares is expected to be approximately their liquidation preference so long as the fixed "spread" on the iMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund's Adviser has determined that the fair value of iMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of iMTP Shares is recorded as a liability and recognized as "Institutional MuniFund Term Preferred ("iMTP") Shares, at liquidation preference" on the Statement of Assets and Liabilities.
Dividends on the iMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on iMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on iMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Costs incurred by the Fund in connection with its offering of iMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred ("VRDP") Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

Nuveen Investments	99

Notes to Financial Statements (continued)
As of the end of the reporting period, details of the Fund's VRDP Shares outstanding were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference	Maturity
California AMT-Free Income (NKX)
	2	355	$35,500,000	June 1, 2040
	3	427	42,700,000	March 1, 2040
	4	1,090	109,000,000	December 1, 2040
	5	1,044	104,400,000	June 1, 2041
California Divdend Advantage (NAC)
	1	1,362	$136,200,000	June 1, 2041
	2	910	91,000,000	December 1, 2040
	3	498	49,800,000	March 1, 2040
	4	1,056	105,600,000	December 1, 2042
	5	1,589	158,900,000	August 1, 2040
	6	1,581	158,100,000	August 1, 2040
California Dividend Advantage 2 (NVX)
	1	980	$98,000,000	August 3, 2043
California Dividend Advantage 3 (NZH)
	1	1,600	$160,000,000	September 1, 2043
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund's VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

	California		California		California		California
	AMT-Free		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Average liquidation preference of VRDP Shares outstanding	$291,600,000		$699,600,000		$98,000,000		$160,000,000
Annualized dividend rate	0.13%		0.12%		0.13%		0.12%
For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as "Variable Rate Demand Preferred ("VRDP") Shares, at liquidation preference" on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are being amortized over the life of the shares and are recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offerings costs" on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as "Liquidity fees" and "Remarketing fees," respectively, on the Statement of Operations.

100	Nuveen Investments

Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds' current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in iMTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2015
California AMT-Free Income (NKX)	Series	Shares	Amount
iMTP Shares issued	2018	7,200	$36,000,000
Transactions in MTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2015
		NYSE
California AMT-Free Income (NKX)	Series	Ticker	Shares	Amount
MTP Shares issued in connection with the reorganization	2015	NKX PRC	3,525,000	$35,250,000
MTP Shares redeemed	2015	NKX PRC	(3,525,000)	$(35,250,000)
Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2015
California Dividend Advantage (NAC)	Series	Shares	Amount
VRDP Shares issued in connection with the reorganizations:	2	910	$91,000,000
	3	498	49,800,000
	4	1,056	105,600,000
	5	1,589	158,900,000
	6	1,581	158,100,000
Total		5,634	$563,400,000
5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Purchases	$33,209,869		$4,299,319		$210,596,889		$374,550,863		$61,217,728		$91,024,304
Sales and maturities	27,337,781		7,007,480		210,556,260		389,509,288		56,742,209		91,161,106
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of California AMT-Free Income (NKX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Nuveen Investments	101

Notes to Financial Statements (continued)
As of February 29, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Cost of Investments	$240,807,101		$44,452,278		$953,569,205		$2,090,392,511		$300,985,475		$451,272,942
Gross unrealized:
Appreciation	$31,796,128		$9,259,862		$126,159,015		$288,922,017		$34,051,375		$58,328,861
Depreciation	(321,588)		(2)		(353,184)		(6,501,599)		(3,887,273)		(5,216,603)
Net unrealized appreciation (depreciation) of investments	$31,474,540		$9,259,860		$125,805,831		$282,420,418		$30,164,102		$53,112,258
Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, nondeductible reorganization expenses and expiration of capital loss carryforwards, resulted in reclassifications among the Funds' components of common share net assets as of February 29, 2016, the Funds' tax year end, as follows:

				California		California		California	California
	California		California	AMT-Free		Dividend		Dividend	Dividend
	Value		Value 2	Income		Advantage		Advantage 2	Advantage 3
	(NCA	)	(NCB )	(NKX	)	(NAC	)	(NVX )	(NZH )
Paid-in-surplus	$1		$(1)	$(526,956)		$(547,379)		$(11,698)	$(3,879,942)
Undistributed (Over-distribution of) net investment income	(88,352)		(26,832)	456,120		50,824		(109,851)	(36,171)
Accumulated net realized gain (loss)	88,351		26,833	70,836		496,555		121,549	3,916,113
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 29, 2016, the Funds' tax year end, were as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Undistributed net tax-exempt income1	$1,305,832		$300,823		$6,218,000		$13,697,287		$1,165,639		$2,902,562
Undistributed net ordinary income2	—		17,627		147,558		461,664		152,701		—
Undistributed net long-term capital gains	—		298,516		1,853,094		—		—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2016, paid on March 1, 2016.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended February 29, 2016 and February 28, 2015, was designated for purposes of the dividends paid deduction as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
2016	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Distributions from net tax-exempt income3	$12,050,691		$2,564,599		$41,789,520		$100,506,954		$12,342,474		$19,606,265
Distributions from net ordinary income2	99,642		95,349		224,230		558,396		88,555		76,238
Distributions from net long-term capital gains4	—		765,094		—		—		—		—
					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
2015	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Distributions from net tax-exempt income	$11,836,940		$2,564,562		$38,666,107		$63,182,286		$12,838,870		$19,624,362
Distributions from net ordinary income2	—		18,741		28,625		—		—		43,473
Distributions from net long-term capital gains	—		367,916		—		—		—		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended February 29, 2016, as Exempt Interest Dividends.
4
The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 29, 2016.

102	Nuveen Investments

As of February 29, 2016, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

			California		California		California
	California		Dividend		Dividend		Dividend
	Value		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NAC	)5	(NVX	)	(NZH	)
Expiration:
February 28, 2017	$1,426,925		$13,863,811		$—		$4,536,999
February 28, 2018	251,409		731,149		705,843		10,646,251
February 28, 2019	—		—		—		1,340,157
Not subject to expiration	1,380,257		4,827,353		792,392		10,931,933
Total	$3,058,591		$19,422,313		$1,498,235		$27,455,340

5	A portion of California Dividend Advantage's (NAC) capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.
During the Funds' tax year ended February 29, 2016, the following Funds utilized capital loss carryforwards as follows:

	California		California		California		California
	AMT-Free		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Utilized capital loss carryforwards	$4,954,119		$14,788,322		$1,809,061		$310,924
As of February 29, 2016, the Funds' tax year end, the following Funds' capital loss carryforwards expired as follows:

	California		California
	Dividend		Dividend
	Advantage		Advantage 3
	(NAC	)	(NZH	)
Expired capital loss carryforwards	$65,078		$3,869,938
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser, and for California Value (NCA) a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
California Value (NCA) pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a "self-deposited inverse floater" trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

Nuveen Investments	103

Notes to Financial Statements (continued)
The annual Fund-level fee, payable monthly, for each Fund (excluding California Value (NCA)) is calculated according to the following schedules:

California Value 2 (NCB)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For managed assets over $2 billion	0.3375

California AMT-Free Income (NKX)
California Dividend Advantage (NAC)
California Dividend Advantage 2 (NVX)
California Dividend Advantage 3 (NZH)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3750
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of February 29, 2016, the complex-level fee for each Fund was 0.1640%.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

104	Nuveen Investments

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser ("inter-fund trade") under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trades of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service.
During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

	California		California
	AMT-Free		Dividend
	Income		Advantage 2
	(NKX	)	(NVX	)
Purchases	$27,134,250		$10,853,700
Sales	32,145,300		10,905,600
Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of "Receivable for investments sold" and/or "Payable for investments purchased" on the Statement of Assets and Liabilities, when applicable.
8. Borrowing Arrangements
During the current fiscal period, the Funds, along with certain other funds managed by the Adviser ("Participating Funds"), have established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2016 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.

Nuveen Investments	105

Additional Fund Information (Unaudited)

Board of Directors/Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.**	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.
**	Interested Board Member and will retire from the Funds' Board of Directors/Trustees effective May 31, 2016.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes –Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NCA	NCB	NKX	NAC	NVX	NZH
Common shares repurchased	—	—	—	—	—	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

106	Nuveen Investments

Glossary of Terms Used in this Report (Unaudited)

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper California Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

Nuveen Investments	107

Glossary of Terms Used in this Report (Unaudited) (continued)

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

108	Nuveen Investments

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	109

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member
Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	191

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	191

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2004 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
191

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
191

110	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member
Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading – North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
191

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	191

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	191

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004- 2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
191

■	MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I
Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
191

Nuveen Investments	111

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member
Interested Board Members:

■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2015) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	191

■	THOMAS S. SCHREIER, JR.(2)(3) 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class III
Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; Director and Vice Chair of Allina Health and a member of its Finance, Audit and Investment Committees; Director of the Minneapolis Museum of Art; formerly, Chief Executive Officer (2000- 2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).
191

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer
Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					192

■	CEDRIC H. ANTOSIEWIC 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).	84

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2009	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	192

112	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer
Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	1998	Managing Director (since 2004) of Nuveen Investments Holdings, Inc.	192

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	192

■	SHERRI A. HLAVACEK 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2015
Executive Vice President (since 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers, LLC and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.
					192

■	WALTER M. KELLY 197o 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	192

■	DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.	84

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	192

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Secretary	2007
Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC (since 2010) Winslow Capital Management, LLC and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.
					192

Nuveen Investments	113

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer
Officers of the Funds (continued):

■	KATHLEEN L. PRUDHOMME 1953 9o1 Marquette Avenue Minneapolis, MN 554o2	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	192

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	192

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	"Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Mr. Schreier will retire from the Funds' Board of Trustees effective May 31, 2016.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

114	Nuveen Investments

Notes

Nuveen Investments	115

Nuveen Investments:
                              Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $229 billion as of March 31, 2016.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-A-0216D 15308-INV-Y-04/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen California Municipal Value Fund, Inc.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
February 29, 2016	$23,270	$4,000	$0	$50

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2015	$22,500	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 29, 2016	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 28, 2015	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 29, 2016	$ 50	$ 0	$ 0	$ 50
February 28, 2015	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

Scott R. Romans, PhD, Senior Vice President of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states.   Currently, he manages investments for 16 Nuveen-sponsored investment companies.  He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	13	$9.21 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$2.03 million
*	Assets are as of February 29, 2016. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, participate in a Long-Term Performance Plan designed to provide compensation opportunities that links a portion of each participant’s compensation to Nuveen Investments’ financial and operational performance.  In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF REGISTRANT’S SECURITIES AS OF FEBRUARY 29, 2016

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Scott R. Romans	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Municipal Value Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: May 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: May 5, 2016

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: May 5, 2016